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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

June 30, 2019

Baron Funds®

Baron Select Funds

Semi-Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, and Baron Health Care Fund (the “Funds”) for the six months ended June 30, 2019. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer August 29, 2019	Linda S. Martinson Chairman, President and Chief Operating Officer August 29, 2019	Peggy Wong Treasurer and Chief Financial Officer August 29, 2019

This Semi-Annual Financial Report is for the following eight series of Baron Select Funds: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, and Baron Health Care Fund. Baron WealthBuilder Fund is included in a separate Financial Report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Baron Funds (“Baron”) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Baron website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Baron or your financial intermediary electronically by contacting your financial intermediary or going to icsdelivery.com/baronfunds.

You may elect to receive all future reports in paper free of charge. You can inform Baron or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included on the envelope or slip inserted with this disclosure. Your election to receive reports in paper will apply to all funds held with Baron or your financial intermediary.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	June 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2019
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares (BPTRX)[1,2,3]	25.41%	6.54%	18.77%	10.40%	16.82%	12.94%
Baron Partners Fund — Institutional Shares (BPTIX)[1,2,3,4]	25.56%	6.81%	19.07%	10.69%	17.13%	13.05%
Baron Partners Fund — R6 Shares (BPTUX)[1,2,3,4]	25.58%	6.82%	19.08%	10.69%	17.13%	13.05%
Russell Midcap Growth Index[1]	26.08%	13.94%	16.49%	11.10%	16.02%	9.95%
S&P 500 Index[1]	18.54%	10.42%	14.19%	10.71%	14.70%	9.67%

*	Not Annualized.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2019 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2019

Percent of Total Investments
CoStar Group, Inc.	15.7%
Arch Capital Group Ltd.	8.4%
IDEXX Laboratories, Inc.	8.1%
Tesla, Inc.	8.0%
FactSet Research Systems, Inc.	7.2%
Vail Resorts, Inc.	6.8%
Hyatt Hotels Corp.	6.5%
Space Exploration Technologies Corp.	5.1%
Gartner, Inc.	4.5%
Guidewire Software, Inc.	4.0%

74.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2019

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2019, Baron Partners Fund1 increased 25.41%, underperforming the Russell Midcap Growth Index, which increased 26.08%.

The Fund has performed well since its conversion into an open-end mutual fund on April 30, 2003. In the period since conversion through June 30, 2019, the Fund gained an annualized 13.60% versus 11.86% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 12.94%* compared to 9.95% for its index.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

After a rough end to 2018, U.S. equity indexes increased meaningfully in the first six months of 2019, with most major indexes reaching new record highs. Investors appeared to shrug off concerns of a global macro slowdown along with mixed signals from the U.S. economy, and focus instead on attractive stock valuations and indications of a more dovish Federal Reserve. Although the market was periodically unnerved by ongoing trade tensions with China and Mexico, eventual signs of easing tensions also helped lead the market higher.

At the sector level, investments in Industrials, Financials, and Health Care contributed the most to performance. Consumer Discretionary holdings detracted.

CoStar Group, Inc., a real estate information and marketing services company, was the top contributor on the strength of continued robust financial results. Business trends are excellent, and we are excited about the successful integration of ForRent into the Apartments.com network. We foresee sustained 20% growth in the multi-family market and expect CoStar to begin raising prices given its unique competitive position in commercial real estate data. CoStar has over $1.2 billion of cash, which we expect it to use for acquisitions.

Tesla, Inc., which manufactures electric vehicles, solar products, and energy storage solutions, detracted the most. Shares declined due to a variety of factors, including disappointing first quarter results, price changes, changes in Tesla’s go-to-market approach, and headcount reduction. However, Tesla raised $2.7 billion, and CEO Elon Musk noted strong demand trends. We remain confident that Tesla’s first mover advantage and its focus on electric vehicle architecture position it to capture significant growth in coming years.

We remain optimistic about the long-term environment for U.S. equities. While we always monitor macro developments that may have a short-term impact on the markets, we remain focused on the long term. We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	June 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2019
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares (BFGFX)[1,2,3]	13.22%	3.30%	14.18%	7.87%	12.41%	10.96%
Baron Focused Growth Fund — Institutional Shares (BFGIX)[1,2,3,4]	13.37%	3.57%	14.48%	8.14%	12.69%	11.08%
Baron Focused Growth Fund — R6 Shares (BFGUX)[1,2,3,4]	13.30%	3.57%	14.48%	8.14%	12.69%	11.08%
Russell 2500 Growth Index[1]	23.92%	6.13%	16.14%	9.98%	15.67%	8.14%
S&P 500 Index[1]	18.54%	10.42%	14.19%	10.71%	14.70%	8.66%

*	Not Annualized.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell 2500™ Growth Index measures the performance of small- to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2019 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2019

Percent of Net Assets
CoStar Group, Inc.	16.2%
Vail Resorts, Inc.	13.1%
Hyatt Hotels Corp.	11.3%
FactSet Research Systems, Inc.	9.4%
Tesla, Inc.	8.8%
Choice Hotels International, Inc.	5.7%
Space Exploration Technologies Corp.	5.4%
Arch Capital Group Ltd.	4.9%
Guidewire Software, Inc.	4.5%
Manchester United plc	4.4%

83.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2019

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2019, Baron Focused Growth Fund1 increased 13.22%, underperforming the Russell 2500 Growth Index, which increased 23.92%.

Since its inception on May 31, 1996, through June 30, 2019, the Fund has outperformed the Russell 2500 Growth Index, gaining an annualized 10.96%,* compared to an annualized 8.14% for its index.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized and have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, which is a riskier investment strategy. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

After a rough end to 2018, U.S. equity indexes gained meaningfully in the first six months of 2019, with most major indexes reaching new record highs. Investors appeared to shrug off concerns of a global macro slowdown along with mixed signals from the U.S. economy, and focus instead on attractive stock valuations and indications that the Federal Reserve was becoming more dovish. Although the market was periodically unnerved by the prospect of additional tariffs on Chinese and Mexican imports, eventual signs of easing trade tensions also helped lead the market higher.

At the sector level, the Fund’s investments in Industrials, Financials, and Communication Services contributed the most to performance. Consumer Discretionary and Information Technology holdings detracted.

CoStar Group, Inc., a real estate information and marketing services company, was the top contributor in the six-month period. Share appreciation was driven by consistently robust financial results. Business trends are excellent, and we are excited about the successful integration of ForRent into the Apartments.com network. We foresee sustained 20% growth in the multi-family market, and we expect the company to begin raising prices given its unique competitive position in commercial real estate data. The company has over $1.2 billion of cash on its balance sheet, which we expect it to use for acquisitions.

Tesla, Inc., which designs, manufactures, and sells fully electric vehicles, solar products, and energy storage solutions, detracted the most in the period. Shares declined due to a variety of factors, including disappointing first quarter financials, news surrounding complexities in new geographies, price changes, changes in Tesla’s go-to-market approach, and additional headcount reduction. However, Tesla raised $2.7 billion in equity, and CEO Elon Musk noted strong demand trends. We remain confident that Tesla’s first mover advantage and its focus on electric vehicle architecture position it to capture significant growth in the coming years.

We remain optimistic about the long-term environment for U.S. equities. While we always monitor geopolitical and other developments that may have a short-term impact on the markets, we remain focused on the long term. We expect to continue to establish positions in small- and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	June 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2019
	Six Months*	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2008)^
Baron International Growth Fund — Retail Shares (BIGFX)[1,2]	19.74%	(1.36)%	10.74%	5.01%	10.10%	10.67%
Baron International Growth Fund — Institutional Shares (BINIX)[1,2,3]	19.85%	(1.17)%	11.01%	5.28%	10.38%	10.94%
Baron International Growth Fund — R6 Shares (BIGUX)[1,2,3]	19.85%	(1.17)%	11.01%	5.28%	10.38%	10.94%
MSCI ACWI ex USA Index[1]	13.60%	1.29%	9.39%	2.16%	6.54%	7.55%
MSCI ACWI ex USA IMI Growth Index[1]	16.72%	1.36%	9.52%	3.93%	7.75%	8.69%

*	Not Annualized.

^	Commencement of investment operations was January 2, 2009.

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The MSCI ACWI ex USA Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA IMI Growth Index Net USD is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2019 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2019

Percent of Net Assets
argenx SE	2.6%
RIB Software SE	2.2%
Constellation Software, Inc.	2.2%
Trainline Plc	2.1%
AstraZeneca PLC	2.1%
Takeda Pharmaceutical Company Limited	2.0%
Arco Platform Limited	1.9%
Endava plc	1.8%
Experian plc	1.8%
Nestle S.A.	1.8%

20.5%

SECTOR BREAKDOWN AS OF JUNE 30, 2019

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2019, Baron International Growth Fund1 increased 19.74%, outperforming the MSCI ACWI ex USA Index, which increased 13.60%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

After a challenging 2018, international equities staged an impressive rally at the start of 2019, as geopolitical and monetary policy risks receded. Slowing global growth and inflation, as well as trade uncertainties, allowed the U.S. Federal Reserve to complete its pivot to an easing cycle, in turn providing cover for coincident easing measures by central bankers worldwide. On the other hand, geopolitical risks remained heightened. In our view, these factors may offset and could possibly overwhelm central bank accommodation as the year progresses. We believe whether and how the U.S./China trade and strategic confrontation progresses is likely the most important variable in the near term.

On a country basis, holdings in the U.K., Brazil, and Japan contributed the most to performance. Investments in Ireland and Finland detracted.

On a sector basis, Information Technology, Consumer Discretionary, and Health Care contributed the most. No sector detracted in the period.

Arco Platform Limited, a Brazilian education technology company providing educational content and software solutions to K-12 private schools, contributed the most. Arco has grown rapidly and currently serves more than 4,500 schools throughout Brazil. Shares appreciated after the company announced the transformative Positivo acquisition, more than doubling its scale. We remain excited about Arco’s future, as it remains in the early stages of disrupting legacy book publishers with a modern learning platform, generating better results for students and higher rankings for schools.

InflaRx N.V., a German biotechnology company developing a drug to treat a painful skin disease called hidradenitis suppurativa, detracted the most. Shares fell sharply after reports of a failure of InflaRx’s asset in Phase 2 trials that called into question the thesis for future investments in the development of the drug. We exited our position.

We believe we are nearing the end of a protracted period of international underperformance and are confident that we own a portfolio of quality growth companies poised to benefit from competitive advantages and long-term tailwinds. We continue to believe that our forward-looking and bottom-up fundamental approach positions us to discover exciting long-term investment opportunities regardless of the market environment.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	June 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX, MSCI US REIT INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2019
	Six Months*	One Year	Three Years	Five Years	Since Inception (December 31, 2009)^
Baron Real Estate Fund — Retail Shares (BREFX)[1,2]	23.98%	0.82%	8.89%	4.72%	12.95%
Baron Real Estate Fund — Institutional Shares (BREIX)[1,2]	24.12%	1.08%	9.17%	4.98%	13.23%
Baron Real Estate Fund — R6 Shares (BREUX)[1,2,3]	24.12%	1.05%	9.17%	4.99%	13.23%
MSCI USA IMI Extended Real Estate Index[1]	19.91%	7.82%	8.22%	8.79%	12.27%
MSCI US REIT Index[1]	17.07%	9.66%	2.81%	6.44%	10.46%
S&P 500 Index[1]	18.54%	10.42%	14.19%	10.71%	13.08%

*	Not Annualized.

^	Commencement of investment operations was January 4, 2010.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the U.S. equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

June 30, 2019 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2019

Percent of Net Assets
CBRE Group, Inc.	7.5%
MGM Resorts International	5.5%
Equinix, Inc.	5.5%
GDS Holdings Limited	4.8%
Norwegian Cruise Line Holdings, Ltd.	4.6%
InterXion Holding N.V.	4.1%
Masco Corporation	3.9%
Royal Caribbean Cruises Ltd.	3.7%
Brookfield Asset Management, Inc.	3.6%
Boyd Gaming Corporation	3.1%

46.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2019

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2019, Baron Real Estate Fund1 increased 23.98%, outperforming the MSCI USA IMI Extended Real Estate Index, which gained 19.91%.

Baron Real Estate Fund is a diversified fund that under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include hotel & leisure, casinos and gaming operators, building products/services, data centers, real estate service companies, real estate operating companies, homebuilders & land developers, and tower operators. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

After a challenging 2018, real estate and real estate-related equities staged an impressive rally in the first half of 2019. Gains were propelled by earnings results that exceeded market forecasts, slow but steady economic growth, modest inflation, and most importantly for the real estate sector, lower interest rates. The U.S. Federal Reserve and central banks globally pivoted to a more dovish stance. Although the market was periodically unnerved by the prospect of additional tariffs on Chinese and Mexican imports, tensions appeared to cool as the period drew to a close.

Holdings in REITs, hotels & leisure, and data centers contributed the most to performance. No category detracted in the period.

Equinix, Inc., a global operator of network-dense, carrier-neutral colocation data centers, was the top contributor. Shares increased on robust results and a full-year guidance increase combined with a lower interest rate environment that benefited REITs broadly. We retain conviction due to a long demand runway behind cloud adoption and IT outsourcing, Equinix’s unique position as one of the only operators with a global platform, and continued execution on strategic M&A transactions to enhance its moat.

The top detractor was CyrusOne Inc., a provider of large footprint data center space to enterprises and cloud service providers. Shares fell on disappointing leasing results and negative earnings per share growth driven by financing dilution and continued equity overhang to existing financing needs. We exited our position due to concerns regarding management and capital allocation decisions.

Factors that have fueled the resurgence in real estate generally remain in place, with demand outstripping supply and credit available at historically low rates. Business conditions appear reasonable, and substantial private capital is still pursuing real estate ownership. We also think this real estate cycle will last longer than most because we are not seeing the excesses that typically characterize the end of most cycles. Finally, we continue to identify real estate-related companies with attractive valuations, in our view. While we would not expect to replicate our strong first half returns of 2019 in the remainder of this year, we remain optimistic about the potential for further gains.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	June 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND† (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2019

	Six Months*	One Year	Three Years	Five Years	Since Inception (December 31, 2010)^
Baron Emerging Markets Fund — Retail Shares (BEXFX)[1,2]	12.13%	(0.08)%	7.97%	2.40%	4.26%
Baron Emerging Markets Fund — Institutional Shares (BEXIX)[1,2]	12.27%	0.11%	8.23%	2.66%	4.51%
Baron Emerging Markets Fund — R6 Shares (BEXUX)[1,2,3]	12.26%	0.11%	8.22%	2.68%	4.52%
MSCI EM Index[1]	10.59%	1.21%	10.66%	2.49%	1.42%
MSCI EM IMI Growth Index[1]	11.59%	(3.12)%	10.10%	3.17%	2.20%

*	Not Annualized.

^	Commencement of investment operations was January 3, 2011.

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The MSCI EM (Emerging Markets) Index and the MSCI EM (Emerging Markets) IMI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and the Fund include reinvestment of dividends, net of withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

June 30, 2019 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2019

Percent of Net Assets
Alibaba Group Holding Limited	3.8%
Tencent Holdings Limited	3.8%
Sberbank of Russia PJSC	2.2%
Samsung Electronics Co., Ltd.	2.1%
Petroleo Brasileiro S.A. Petrobras	1.8%
PagSeguro Digital Ltd.	1.8%
B3 S.A. — Brasil, Bolsa, Balcao	1.7%
Rumo S.A.	1.6%
China Mobile Ltd.	1.6%
Taiwan Semiconductor Manufacturing Company Ltd.	1.5%

21.9%

SECTOR BREAKDOWN AS OF JUNE 30, 2019

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2019, Baron Emerging Markets Fund1 increased 12.13%, outperforming the MSCI EM Index, which increased 10.59%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

After a challenging 2018, emerging market equities staged an impressive rally at the start of 2019, as geopolitical and monetary policy risks receded. Slowing global growth and inflation, as well as trade uncertainties, allowed the U.S. Federal Reserve to complete its pivot to an easing cycle, in turn providing cover for coincident easing measures by central bankers worldwide. On the other hand, geopolitical risks remained heightened. In our view, these factors may offset and could possibly overwhelm central bank accommodation as the year progresses. We believe whether and how the U.S./China trade and strategic confrontation progresses is likely the most important variable in the near term.

On a country basis, holdings in China, Brazil, and Russia contributed the most to performance. Investments in India and Finland detracted the most.

On a sector basis, Consumer Discretionary, Information Technology, and Financials contributed the most. Materials was the only detractor.

Shares of PagSeguro Digital Ltd., a payment processor and merchant acquirer, contributed the most due to improving sentiment in Brazil and minimal competitive intensity among the company’s micro-merchant customer base. We retain conviction, as we believe PagSeguro will continue to build out a product ecosystem allowing it to offer digital banking products to customers.

The largest detractor was India-based battery company Exide Industries Ltd. Shares fell as local currency weakness led to margin pressure on earnings. We continue to believe Exide’s dominant distribution network will allow it to gain share in a highly fragmented sector, which, along with a cost containment program and value from an insurance subsidiary, should create value for long-term shareholders, in our view.

We believe we are nearing the end of a protracted period of emerging markets underperformance and are confident that we own a portfolio of quality growth companies poised to benefit from competitive advantages and long-term tailwinds. We continue to believe that our forward-looking and bottom-up fundamental approach positions us to discover exciting long-term investment opportunities regardless of the market environment.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	June 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INDEX AND THE MSCI ACWI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2019

	Six Months*	One Year	Three Years	Five Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares (BGAFX)[1,2]	34.65%	14.79%	25.87%	13.25%	14.69%
Baron Global Advantage Fund — Institutional Shares (BGAIX)[1,2]	34.87%	15.14%	26.13%	13.48%	14.93%
Baron Global Advantage Fund — R6 Shares (BGLUX)[1,2,3]	34.85%	15.13%	26.16%	13.50%	14.95%
MSCI ACWI Index Net[1]	16.23%	5.74%	11.62%	6.16%	8.93%
MSCI ACWI Growth Index Net[1]	20.09%	7.16%	13.82%	8.51%	10.32%

*	Not Annualized.

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Fund has changed its primary benchmark to the MSCI ACWI Index given its broad acceptance as the standard benchmark measuring global markets equity performance. The Fund will maintain the MSCI ACWI Growth Index as a secondary benchmark. The MSCI ACWI Index and the MSCI ACWI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI ACWI Index Net USD and the MSCI ACWI Growth Index Net USD are designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. The MSCI ACWI Growth Index Net USD screens for growth-style securities. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

June 30, 2019 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2019

Percent of Net Assets
Amazon.com, Inc.	5.7%
Illumina, Inc.	4.8%
Alibaba Group Holding Limited	4.5%
Alphabet Inc.	4.0%
Facebook, Inc.	3.8%
EPAM Systems, Inc.	3.1%
Endava plc	3.1%
Veeva Systems Inc.	3.0%
argenx SE	3.0%
Mellanox Technologies Ltd.	3.0%

38.0%

SECTOR BREAKDOWN AS OF JUNE 30, 2019

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2019, Baron Global Advantage Fund1 increased 34.65%, outperforming the MSCI ACWI Index, which increased 16.23%.

Baron Global Advantage Fund is a diversified fund that under normal circumstances, invests primarily in equity securities in the form of common stock of established and emerging markets companies located throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index Net. At all times, the Fund will have investments in equity securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Fund seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

After experiencing broad-based declines at the end of last year, the global equity markets reversed course in the first half of 2019, largely due to the Federal Reserve’s decision to put further tightening of monetary policy on an indefinite hold. With rates remaining squarely in an “accommodative” range, the investing public was free again to focus on the longer-term company-specific fundamentals. Growth investors once again could focus on finding big ideas. This is an environment in which we tend to do well.

On a country basis, the U.S., China, and the Netherlands were the largest contributors. Investments in Germany detracted.

On a sector basis, Information Technology, Health Care, and Consumer Discretionary contributed the most to performance. No sector detracted.

The top contributor was Veeva Systems Inc., which offers customer relationship management, content, collaboration, and data management solutions to the life sciences industry. Shares rose on financial results that significantly beat expectations on revenue and profitability. The company achieved robust results across all segments, with solid guidance for revenue growth in both the Commercial and Vault segments. With Vault exceeding 50% of revenue, we expect accelerated growth and additional leverage in a business that already offers a unique combination of growth and profitability.

InflaRx N.V., a German biotechnology company developing a drug to treat a painful skin disease called hidradenitis suppurativa, detracted the most. Shares fell sharply after reports of a failure of InflaRx’s asset in Phase 2 trials that called into question the thesis for future investments in the development of the drug.

The digitization phenomenon that we believe will continue for years to come is starting to reach inflection points in many new areas where not only media and retail, but health care, transportation, and consumer banking are in a midst of full blown disruptions. We believe this should continue to favor many of the companies in which we are invested. Our goal remains to maximize long-term returns without taking significant risks of permanent loss of capital. We are optimistic about the long-term prospects of the companies in which we are invested and continue to search for new ideas and investment opportunities.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	June 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2019
	Six Months*	One Year	Since Inception December 29, 2017)^
Baron Real Estate Income Fund — Retail Shares (BRIFX)[1,2]	20.61%	7.21%	4.58%
Baron Real Estate Income Fund — Institutional Shares (BRIIX)[1,2]	20.65%	7.51%	4.84%
Baron Real Estate Income Fund — R6 Shares (BRIUX)[1,2]	20.77%	7.50%	4.91%
MSCI US REIT Index Net[1]	17.07%	9.66%	6.72%

*	Not Annualized.

^	Commencement of investment operations was January 2, 2018.

[1]

The index is unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index and Baron Real Estate Income Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2019 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2019

Percent of Net Assets
Invitation Homes, Inc.	6.0%
Americold Realty Trust	6.0%
Equinix, Inc.	5.8%
MGM Resorts International	5.5%
Prologis, Inc.	4.6%
Kilroy Realty Corporation	4.4%
GDS Holdings Limited	4.3%
Hudson Pacific Properties, Inc.	4.2%
Alexandria Real Estate Equities, Inc.	3.7%
Rexford Industrial Realty, Inc.	2.9%

47.4%

SECTOR BREAKDOWN AS OF JUNE 30, 2019

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2019, Baron Real Estate Income Fund1 increased 20.61%, outperforming the MSCI US REIT Index, which gained 17.07%.

Baron Real Estate Income Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). The Fund may also invest up to 35% of its total assets in debt securities that have a rating of, or equivalent to, at least “BBB” by Standard & Poor’s Corporation or “Baa” by Moody’s Investors Services, Inc., or if unrated, are judged by the Adviser to be of comparable quality. The Fund may invest up to 35% of its total assets in such securities. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular debt security. Of course, there is no guarantee we will succeed in achieving the Fund’s investment goals.

REITs and other real estate related equities staged a strong rally in the first half of 2019. Gains were propelled by earnings results that exceeded market forecasts, slow but steady economic growth, modest inflation, and most importantly for REITs, the U.S. Federal Reserve’s pivot toward easier monetary policy. Additional factors that contributed to solid performance included generally steady and growing commercial real estate fundamentals; a slowdown in new construction activity that lessened concerns of possible oversupply; low leveraged balance sheets and wide access to low-cost debt and equity capital; substantial private capital looking to buy and finance real estate; and attractive valuations.

Holdings in non-REIT real estate companies, industrial REITs, and data center REITS contributed the most. No category materially detracted in the period.

Equinix, Inc., a global operator of network-dense, carrier-neutral colocation data centers, was the top contributor. Shares increased on robust results and a full-year guidance increase combined with a lower interest rate environment that benefited REITs broadly. We retain conviction due to a long demand runway behind cloud adoption and IT outsourcing, Equinix’s unique position as one of the only operators with a global platform, and continued execution on strategic M&A transactions to enhance its moat.

Extended Stay America, Inc., the largest owner and operator of mid-scale extended stay hotels in North America, was the top detractor, primarily due to investor perception that a corporate restructuring may take longer than expected or be scrapped altogether, combined with soft industry data. We retain conviction in Extended Stay America due to its high operating margins, acceleration of non-core asset sales, franchise growth opportunity, and well-respected CEO.

We support the merits of a diversified investment strategy incorporating allocations to equity-like real estate securities and dividend-yield real estate securities such as REITs. We remain bullish about the prospects for many income-oriented real estate securities and the Fund.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	June 30, 2019

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2019
	Six Months*	One Year	Since Inception April 30, 2018)
Baron Health Care Fund — Retail Shares (BHCFX)[1,2]	22.19%	10.88%	13.73%
Baron Health Care Fund — Institutional Shares (BHCHX)[1,2]	22.25%	11.06%	13.99%
Baron Health Care Fund — R6 Shares (BHCUX)[1,2]	22.37%	11.16%	13.99%
Russell 3000 Health Care Index Net[1]	10.23%	11.80%	13.21%
S&P 500 Index Net[1]	18.54%	10.42%	11.69%

*	Not Annualized.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The Russell 3000 Health Care Index is a free float-adjusted market capitalization index that measures the performance of all equity in the US equity market. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Health Care Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2019 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2019

Percent of Net Assets
UnitedHealth Group Incorporated	6.9%
argenx SE	5.2%
Abbott Laboratories	4.8%
DexCom, Inc.	4.5%
Sage Therapeutics, Inc.	4.3%
Bio-Techne Corporation	3.8%
Vertex Pharmaceuticals Incorporated	3.5%
Humana Inc.	3.3%
Insulet Corp.	3.2%
CareDx, Inc.	3.2%

42.7%

SECTOR BREAKDOWN AS OF JUNE 30, 2019

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2019, Baron Health Care Fund1 increased 22.19%, outperforming the Russell 3000 Health Care Index, which rose 10.23%.

Baron Health Care Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities in the form of common stock of companies engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. The Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, sustainable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

Health Care underperformed the broader equity markets in the period because of investor concerns about the upcoming Presidential election and the increased political rhetoric about proposed structural changes to the health care system. We continue to believe expansion of Medicare coverage could ultimately happen, but we think a transformational shift to a single payor system with no private health insurance companies is highly unlikely.

Life sciences tools & services, biotechnology, and health care equipment were the largest contributing sub-industries to performance. Investments in health care distributors and managed health care detracted.

Sage Therapeutics, Inc., a biotechnology company developing novel medications in neurology, was the top contributor, mostly due to general tailwinds from the company’s success in early 2019 with the positive read out of its oral medication for depression. While we await the results of a research and development initiative that promises to help shed light on future development goals, we retain conviction in Sage and its ability to change the treatment paradigm in neurology.

The top detractor was Covetrus, Inc., a newly formed global animal health technology and services company comprised of Vet’s First Choice and Henry Schein Animal Health. The company’s stock has been pressured since its launch in early February of this year, and shares declined further after a first quarter revenue and EBITDA miss of 3% and 15%, respectively, and a modest guidance reset. We retain conviction. Vets are rapidly embracing Covetrus’ technology, which drives higher utilization through increased prescription compliance, and we believe this unique company has the opportunity to become a leading veterinary health platform.

As the health care industry grows, it is undergoing transformative change driven by fluctuating governmental policies and regulatory oversight, population demographics, and revolutionary advancements in technologies and treatment of disease. We believe the long-term secular trends impacting health care are giving rise to promising opportunities for investment professionals with an expert understanding of the technology, science, and regulatory landscapes involved, and we believe changes in the industry are opening doors to the types of bottom-up, fundamental investment opportunities we seek.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2019

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2019

Shares		Cost	Value
Common Stocks (121.29%)
Communication Services (11.74%)
	Alternative Carriers (0.39%)
400,000	Iridium Communications, Inc.[1]	$10,564,810	$9,304,000

	Interactive Home Entertainment (0.32%)
165,000	Activision Blizzard, Inc.	7,749,539	7,788,000

	Interactive Media & Services (4.31%)
2,250,000	Zillow Group, Inc., Cl A1	88,163,901	102,960,000

	Movies & Entertainment (6.72%)
5,200,000	Manchester United plc, Cl A2	88,699,761	94,016,000
455,000	Spotify Technology SA1,2	62,787,604	66,530,100

		151,487,365	160,546,100

Total Communication Services		257,965,615	280,598,100

Consumer Discretionary (32.56%)
	Automobile Manufacturers (10.28%)
1,100,000	Tesla, Inc.[1]	235,289,421	245,806,000

	Casinos & Gaming (0.83%)
925,000	Red Rock Resorts, Inc., Cl A	21,933,713	19,869,000

	Hotels, Resorts & Cruise Lines (12.80%)
2,600,000	Hyatt Hotels Corp., Cl A	72,054,423	197,938,000
835,989	Marriott Vacations Worldwide Corp.	93,458,017	80,589,340
510,000	Norwegian Cruise Line Holdings Ltd.[1,2]	24,081,839	27,351,300

		189,594,279	305,878,640

	Leisure Facilities (8.65%)
925,800	Vail Resorts, Inc.	27,801,851	206,620,044

Total Consumer Discretionary		474,619,264	778,173,684

Financials (25.36%)
	Financial Exchanges & Data (9.78%)
770,000	FactSet Research Systems, Inc.	50,187,585	220,651,200
55,000	MSCI, Inc.	7,701,455	13,133,450

		57,889,040	233,784,650

	Investment Banking & Brokerage (4.88%)
2,900,000	The Charles Schwab Corp.	50,169,841	116,551,000

	Property & Casualty Insurance (10.70%)
6,900,000	Arch Capital Group Ltd.[1,2]	31,138,235	255,852,000

Total Financials		139,197,116	606,187,650

Health Care (11.80%)
	Health Care Equipment (10.37%)
900,000	IDEXX Laboratories, Inc.[1]	39,330,858	247,797,000

	Health Care Supplies (1.43%)
125,000	Align Technology, Inc.[1]	31,475,409	34,212,500

Total Health Care		70,806,267	282,009,500

Shares		Cost	Value
Common Stocks (continued)
Industrials (22.71%)
	Aerospace & Defense (1.21%)
125,625	HEICO Corp.	$9,632,520	$16,809,881
116,875	HEICO Corp., Cl A	7,586,429	12,081,369

		17,218,949	28,891,250

	Research & Consulting Services (20.05%)
865,000	CoStar Group, Inc.[1]	103,964,389	479,261,900

	Trading Companies & Distributors (1.45%)
600,000	Air Lease Corp.	19,363,657	24,804,000
300,000	Fastenal Co.	6,616,562	9,777,000

		25,980,219	34,581,000

Total Industrials		147,163,557	542,734,150

Information Technology (11.73%)
	Application Software (6.01%)
774,629	Benefitfocus, Inc.[1]	25,012,214	21,031,177
1,210,000	Guidewire Software, Inc.[1]	95,464,320	122,669,800

		120,476,534	143,700,977

	IT Consulting & Other Services (5.72%)
850,000	Gartner, Inc.[1]	94,205,471	136,799,000

Total Information Technology		214,682,005	280,499,977

Real Estate (5.39%)
	Hotel & Resort REITs (0.49%)
382,727	MGM Growth Properties LLC, Cl A	7,799,495	11,730,582

	Office REITs (1.64%)
985,000	Douglas Emmett, Inc.	27,670,142	39,242,400

	Specialized REITs (3.26%)
2,000,000	Gaming and Leisure Properties, Inc.	60,598,528	77,960,000

Total Real Estate		96,068,165	128,932,982

Total Common Stocks		1,400,501,989	2,899,136,043

Private Common Stocks (2.38%)
Industrials (2.38%)
	Aerospace & Defense (2.38%)
221,631	Space Exploration Technologies Corp., Cl A1,3,4,5	29,920,185	50,070,876
30,221	Space Exploration Technologies Corp., Cl C1,3,4,5	4,079,835	6,827,528

Total Private Common Stocks		34,000,020	56,898,404

Private Preferred Stocks (4.18%)
Industrials (4.18%)
	Aerospace & Defense (4.18%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,5	41,999,985	70,286,197
131,657	Space Exploration Technologies Corp., Cl I1,3,4,5	22,250,032	29,743,950

Total Private Preferred Stocks		64,250,017	100,030,147

18	See Notes to Financial Statements.

June 30, 2019	Baron Partners Fund

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2019

Shares		Cost	Value
Private Partnerships (0.01%)
Financials (0.01%)
	Asset Management & Custody Banks (0.01%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,5]	$0	$204,636

Total Investments (127.86%)		$1,498,752,026	3,056,269,230

Liabilities Less Cash and Other Assets (-27.86%)			(666,032,125)

Net Assets			$2,390,237,105

Retail Shares (Equivalent to $59.91 per share based on 20,254,988 shares outstanding)			$1,213,458,113

Institutional Shares (Equivalent to $61.35 per share based on 16,649,539 shares outstanding)			$1,021,499,635

R6 Shares (Equivalent to $61.36 per share based on 2,530,735 shares outstanding)			$155,279,357

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2019, the market value of restricted and fair valued securities amounted to $157,133,187 or 6.57% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	19

Baron Focused Growth Fund	June 30, 2019

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2019

Shares		Cost	Value
Common Stocks (92.14%)
Communication Services (8.43%)
	Alternative Carriers (4.08%)
401,472	Iridium Communications, Inc.[1]	$2,949,375	$9,338,239

	Movies & Entertainment (4.35%)
550,000	Manchester United plc, Cl A2	8,719,506	9,944,000

Total Communication Services		11,668,881	19,282,239

Consumer Discretionary (43.64%)
	Automobile Manufacturers (8.79%)
90,000	Tesla, Inc.[1]	20,342,221	20,111,400

	Casinos & Gaming (4.74%)
250,000	Penn National Gaming, Inc.[1]	5,089,522	4,815,000
279,939	Red Rock Resorts, Inc., Cl A	6,354,805	6,013,090

		11,444,327	10,828,090

	Hotels, Resorts & Cruise Lines (17.03%)
150,000	Choice Hotels International, Inc.	5,080,139	13,051,500
340,000	Hyatt Hotels Corp., Cl A	12,201,302	25,884,200

		17,281,441	38,935,700

	Leisure Facilities (13.08%)
134,000	Vail Resorts, Inc.	8,130,896	29,906,120

Total Consumer Discretionary		57,198,885	99,781,310

Financials (14.26%)
	Financial Exchanges & Data (9.40%)
75,000	FactSet Research Systems, Inc.	5,828,282	21,492,000

	Property & Casualty Insurance (4.86%)
300,000	Arch Capital Group Ltd.[1,2]	1,800,056	11,124,000

Total Financials		7,628,338	32,616,000

Industrials (16.23%)
	Research & Consulting Services (16.23%)
67,000	CoStar Group, Inc.[1]	12,103,628	37,122,020

Information Technology (7.19%)
	Application Software (7.19%)
225,000	Benefitfocus, Inc.[1]	5,980,203	6,108,750
101,870	Guidewire Software, Inc.[1]	4,816,691	10,327,580

Total Information Technology		10,796,894	16,436,330

Real Estate (2.39%)
	Residential REITs (2.39%)
225,000	American Homes 4 Rent, Cl A	4,700,804	5,469,750

Total Common Stocks		104,097,430	210,707,649

Shares		Cost	Value
Private Common Stocks (2.34%)
Industrials (2.34%)
	Aerospace & Defense (2.34%)
20,859	Space Exploration Technologies Corp., Cl A1,3,4,6	$2,815,965	$4,712,465
2,844	Space Exploration Technologies Corp., Cl C1,3,4,6	383,940	642,517

Total Private Common Stocks		3,199,905	5,354,982

Private Preferred Stocks (3.08%)
Industrials (3.08%)
	Aerospace & Defense (3.08%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,6	4,000,050	6,694,009
1,479	Space Exploration Technologies Corp., Cl I1,3,4,6	249,951	334,136

Total Private Preferred Stocks		4,250,001	7,028,145

Principal Amount
Short Term Investments (2.36%)
$5,404,221	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2019, 0.50% due 7/1/2019; Proceeds at maturity - $5,404,446; (Fully collateralized by $5,185,000 U.S. Treasury Note, 0.75% due 7/15/2028; Market value - $5,515,207)[5]	5,404,221	5,404,221

Total Investments (99.92%)		$116,951,557	228,494,997

Cash and Other Assets Less Liabilities (0.08%)			179,907

Net Assets			$228,674,904

Retail Shares (Equivalent to $17.90 per share based on 2,529,059 shares outstanding)			$45,278,761

Institutional Shares (Equivalent to $18.31 per share based on 4,243,182 shares outstanding)			$77,679,924

R6 Shares (Equivalent to $18.31 per share based on 5,772,292 shares outstanding)			$105,716,219

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At June 30, 2019, the market value of restricted and fair valued securities amounted to $12,383,127 or 5.42% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

20	See Notes to Financial Statements.

June 30, 2019	Baron International Growth Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2019

Shares		Cost	Value
Common Stocks (95.56%)
Argentina (1.16%)
100,117	Bolsas y Mercados Argentinos S.A.	$923,767	$876,745
1,267	MercadoLibre, Inc.[1]	608,160	775,113
96,949	YPF S.A., ADR	1,986,793	1,765,441

Total Argentina		3,518,720	3,417,299

Australia (2.24%)
49,108	Domino’s Pizza Enterprises Ltd.[2]	748,183	1,297,819
140,000	Newcrest Mining Limited[2]	2,813,225	3,145,269
475,608	NEXTDC Limited[1,2]	2,265,199	2,171,009

Total Australia		5,826,607	6,614,097

Belgium (0.92%)
41,131	KBC Group NV2	3,196,985	2,699,234

Brazil (4.47%)
127,966	Arco Platform Limited, Cl A1	2,422,840	5,602,352
105,576	PagSeguro Digital Ltd., Cl A1	2,463,140	4,114,297
222,006	Petroleo Brasileiro S.A. Petrobras, ADR	3,375,167	3,456,633

Total Brazil		8,261,147	13,173,282

Canada (4.73%)
217,714	BlackBerry Limited[1]	2,189,175	1,624,146
6,775	Constellation Software, Inc.	1,543,012	6,385,433
537,153	Encana Corp.	4,797,819	2,755,595
186,070	The Stars Group Inc.[1]	5,033,500	3,176,215

Total Canada		13,563,506	13,941,389

China (9.36%)
17,991	Alibaba Group Holding Limited, ADR[1]	2,227,250	3,048,575
130,000	China International Travel Service Limited, Cl A2	1,479,415	1,680,065
5,462,000	China Tower Corporation Limited, CI H, 144A2	804,757	1,434,715
182,354	Futu Holdings Limited, ADR[1]	2,188,248	1,927,482
32,654	GDS Holdings Limited, ADR[1]	1,129,476	1,226,811
1,111,371	Haitong Securities Co., Ltd., Cl H2	1,607,822	1,246,657
739,029	Hua Hong Semiconductor Limited, 144A2	1,553,122	1,433,164
1,187,374	Kingdee International Software Group Co. Ltd.[2]	762,369	1,286,264
212,189	Midea Group Co., Ltd. Cl A2	1,522,947	1,608,172
24,397	Momo Inc., ADR[1]	792,370	873,413
28,337	Tencent Holdings Limited[2]	41,611	1,281,949
25,451	Tencent Holdings Limited, ADR	1,194,968	1,151,912
3,107,500	WH Group Limited, 144A2	2,638,758	3,152,226
1,175,565	Xiaomi Corporation, CI B, 144A1,2	1,754,766	1,507,756
15,000	YY Inc., ADR[1]	1,033,592	1,045,350
106,554	Zai Lab Limited, ADR[1]	2,391,984	3,715,538

Total China		23,123,455	27,620,049

Finland (1.18%)
695,692	Nokia Corporation, ADR	4,037,380	3,485,417

France (6.67%)
46,751	BNP Paribas S.A.[2]	2,792,611	2,216,244
45,601	Danone SA2	3,595,391	3,861,137
6,680	Eurofins Scientific SE2	659,871	2,947,624
9,787	LVMH Moët Hennessy Louis Vuitton SE2	2,625,708	4,160,702
32,900	Sodexo S.A.	3,555,264	3,845,809
96,582	Vivendi SA2	2,322,579	2,650,468

Total France		15,551,424	19,681,984

Shares		Cost	Value
Common Stocks (continued)
Germany (5.73%)
24,801	Fresenius Medical Care AG and Co. KGaA[2]	$2,103,705	$1,947,702
25,674	Linde Public Limited Company[2]	3,826,233	5,156,779
313,925	RIB Software SE2	3,744,416	6,447,741
34,919	Symrise AG2	2,085,172	3,362,356

Total Germany		11,759,526	16,914,578

India (4.88%)
22,000	Britannia Industries Limited[2]	916,969	874,399
99,000	Godrej Properties Limited[1,2]	1,247,015	1,438,001
69,594	HDFC Bank Limited[2]	2,209,052	2,465,104
1,067,162	JM Financial Limited[2]	1,440,547	1,187,143
90,551	Kotak Mahindra Bank Limited[2]	1,695,595	1,937,704
307,000	Max Financial Services Limited[1,2]	2,011,468	1,814,143
158,609	RBL Bank Limited, 144A2	1,445,996	1,467,436
102,000	Reliance Industries Limited.[1,2]	1,983,377	1,851,004
422,000	Reliance Nippon Life Asset Management Limited, 144A	1,351,687	1,352,919

Total India		14,301,706	14,387,853

Indonesia (0.24%)
2,582,500	PT Tower Bersama Infrastructure, Tbk.2	1,066,896	693,211

Ireland (2.14%)
3,507,170	Glenveagh Properties PLC, 144A1	4,378,951	2,919,219
53,025	Ryanair Holdings plc, ADR[1]	3,437,340	3,401,023

Total Ireland		7,816,291	6,320,242

Israel (2.93%)
36,566	Mellanox Technologies Ltd.[1]	1,489,275	4,046,759
32,404	Wix.com Ltd.[1]	1,656,177	4,604,609

Total Israel		3,145,452	8,651,368

Japan (11.12%)
14,900	FANUC Corp.[2]	2,116,507	2,768,609
7,274	Keyence Corporation[2]	3,894,302	4,486,039
6,000	KOSÉ Corporation[2]	642,145	1,012,691
64,493	Mercari Inc.[1,2]	1,722,055	1,718,016
98,400	MonotaRO Co., Ltd.[2]	1,247,408	2,410,431
257,000	Nexon Co., Ltd.[1,2]	3,891,946	3,754,677
54,000	Okamoto Industries, Inc.[2]	2,799,510	2,430,293
134,400	Recruit Holdings Co., Ltd.[2]	2,673,770	4,499,965
32,223	Sony Corporation., ADR	1,008,417	1,688,163
69,900	Square Enix Holdings Co., Ltd.[2]	2,276,714	2,246,044
163,100	Takeda Pharmaceutical Company Limited[2]	7,219,721	5,801,926

Total Japan		29,492,495	32,816,854

Korea, Republic of (1.10%)
28,975	KB Financial Group, Inc.[2]	1,438,261	1,148,545
55,025	KIA Motors Corporation[2]	1,696,021	2,099,139

Total Korea, Republic of		3,134,282	3,247,684

Mexico (1.17%)
775,000	Grupo Lala, S.A.B. de C.V.	932,394	950,492
4,041,932	Telesites, S.A.B. de C.V.[1]	2,953,177	2,497,548

Total Mexico		3,885,571	3,448,040

Netherlands (4.24%)
53,405	argenx SE, ADR[1]	2,012,719	7,561,080
20,634	InterXion Holding N.V.[1]	682,420	1,570,041
73,000	Koninklijke Vopak N.V.[2]	3,681,864	3,361,699

Total Netherlands		6,377,003	12,492,820

See Notes to Financial Statements.	21

Baron International Growth Fund	June 30, 2019

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2019

Shares		Cost	Value
Common Stocks (continued)
Nigeria (0.03%)
1,672,685	Lekoil, Ltd.[1]	$571,534	$79,658

Norway (2.29%)
168,500	Golar LNG Ltd.	4,099,626	3,113,880
348,359	Opera Limited., ADR[1]	2,544,003	3,636,868

Total Norway		6,643,629	6,750,748

Panama (1.18%)
35,688	Copa Holdings, S.A., Cl A	2,996,186	3,482,078

Russia (2.74%)
226,106	Sberbank of Russia PJSC, ADR[2]	2,896,109	3,483,401
142,000	TCS Group Holding PLC, GDR	2,767,352	2,783,200
47,972	Yandex N.V., Cl A1	1,725,577	1,822,936

Total Russia		7,389,038	8,089,537

Spain (2.36%)
23,663	Aena SME, S.A., 144A2	3,548,972	4,690,075
75,745	Industria de Diseno Textil, S.A.[2]	2,218,318	2,278,961

Total Spain		5,767,290	6,969,036

Sweden (1.32%)
411,000	Telefonaktiebolaget LM Ericsson, ADR	3,722,315	3,904,500

Switzerland (2.51%)
49,982	Julius Baer Group Ltd.[2]	1,942,757	2,226,901
50,000	Nestle S.A.[2]	4,238,697	5,176,111

Total Switzerland		6,181,454	7,403,012

United Arab Emirates (0.59%)
230,021	Network International Holdings Ltd., 144A1	1,441,356	1,732,242

United Kingdom (14.44%)
118,721	Abcam plc	793,975	2,222,345
172,669	Adaptimmune Therapeutics plc, ADR[1]	1,459,561	694,129
147,500	AstraZeneca PLC, ADR	5,318,439	6,088,800
674,000	B&M European Value Retail S.A.[2]	3,188,355	2,854,784
35,000	Blue Prism Group plc[1,2]	854,501	614,067
103,500	Dechra Pharmaceuticals PLC[2]	3,600,572	3,612,393
135,423	Endava plc, ADR[1]	3,170,311	5,449,421
171,158	Experian plc[2]	3,398,968	5,184,299
883,049	Horizon Discovery Group plc[1,2]	2,095,042	1,738,153
650,000	Rentokil Initial plc[2]	2,766,779	3,281,644
1,195,239	Trainline plc, 144A1	5,331,244	6,255,996
1,148,151	Tullow Oil plc[2]	3,189,936	3,071,473
270,000	WANdisco plc[1]	2,599,708	1,542,988

Total United Kingdom		37,767,391	42,610,492

United States (3.82%)
45,103	Agilent Technologies, Inc.	1,873,431	3,367,841
110,567	Arch Capital Group Ltd.[1]	1,862,627	4,099,825
31,004	Worldpay, Inc., Cl A1	2,484,232	3,799,540

Total United States		6,220,290	11,267,206

Total Common Stocks		236,758,929	281,893,910

Principal Amount
Short Term Investments (4.07%)
$12,018,286	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2019, 0.50% due 7/1/2019; Proceeds at maturity - $12,018,786; (Fully collateralized by $11,525,000 U.S. Treasury Note, 0.75% due 7/15/2028; Market value - $12,258,970)[2]	$12,018,286	$12,018,286

Total Investments (99.63%)		$248,777,215	293,912,196

Cash and Other Assets Less Liabilities (0.37%)			1,097,927

Net Assets			$295,010,123

Retail Shares (Equivalent to $22.75 per share based on 3,355,679 shares outstanding)			$76,334,715

Institutional Shares (Equivalent to $23.12 per share based on 8,772,281 shares outstanding)			$202,842,695

R6 Shares (Equivalent to $23.12 per share based on 684,684 shares outstanding)			$15,832,713

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2019, the market value of Rule 144A securities amounted to $25,945,748 or 8.79% of net assets. These securities have been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2019	Percentage of Net Assets

Information Technology	22.0%

Consumer Discretionary	15.3

Health Care	13.4

Financials	11.2

Industrials	10.1

Energy	6.6

Communication Services	6.6

Consumer Staples	5.1

Materials	4.8

Real Estate	0.5

Cash and Cash Equivalents*	4.4
100.0%

*	Includes short term investments.

22	See Notes to Financial Statements.

June 30, 2019	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2019

Shares		Cost	Value
Common Stocks (98.12%)
Communication Services (1.14%)
	Integrated Telecommunication Services (1.14%)
25,447,800	China Tower Corporation Limited, CI H, 144A (Hong Kong)[2,4]	$4,518,381	$6,684,428

Consumer Discretionary (31.79%)

	Casinos & Gaming (12.91%)
667,450	Boyd Gaming Corp.	14,240,218	17,981,103
1,135,050	MGM Resorts International	24,380,222	32,428,379
787,555	Penn National Gaming, Inc.[1]	20,245,985	15,168,309
478,104	Red Rock Resorts, Inc., Cl A	10,707,926	10,269,674

		69,574,351	75,847,465

	Home Improvement Retail (1.40%)
30,500	Home Depot, Inc.	2,367,092	6,343,085
18,350	Lowe’s Companies, Inc.	1,682,137	1,851,698

		4,049,229	8,194,783

	Homebuilding (5.92%)
348,900	D.R. Horton, Inc.	15,240,442	15,048,057
131,236	Installed Building Products, Inc.[1]	7,212,035	7,771,796
247,200	Lennar Corp., Cl A	11,988,358	11,979,312

		34,440,835	34,799,165

	Hotels, Resorts & Cruise Lines (11.56%)
60,337	Hilton Grand Vacations, Inc.[1]	1,368,114	1,919,923
6,825	Hilton Worldwide Holdings, Inc.	310,506	667,076
31,700	Hyatt Hotels Corp., Cl A	2,425,733	2,413,321
145,450	Marriott Vacations Worldwide Corp.	13,016,411	14,021,380
508,390	Norwegian Cruise Line Holdings Ltd.[1,2]	18,871,120	27,264,956
178,250	Royal Caribbean Cruises Ltd.[2]	16,234,719	21,605,682

		52,226,603	67,892,338

Total Consumer Discretionary		160,291,018	186,733,751

Financials (3.62%)

	Asset Management & Custody Banks (3.62%)
445,150	Brookfield Asset Management, Inc., Cl A2	10,618,625	21,269,267

Industrials (10.65%)

	Building Products (7.22%)
588,350	Masco Corp.	22,868,095	23,086,854
128,557	Owens Corning	6,459,106	7,482,018
164,950	Trex Co., Inc.[1]	10,110,271	11,826,915

		39,437,472	42,395,787

	Research & Consulting Services (1.53%)
16,150	CoStar Group, Inc.[1]	2,947,422	8,948,069

	Trading Companies & Distributors (1.90%)
161,201	SiteOne Landscape Supply, Inc.[1]	7,502,447	11,171,229

Total Industrials		49,887,341	62,515,085

Shares		Cost	Value
Common Stocks (continued)
Information Technology (9.68%)

	Internet Services & Infrastructure (9.68%)
750,837	GDS Holdings Ltd., ADR[1,2,3]	$21,833,733	$28,208,946
316,450	InterXion Holding N.V.[1,2,3]	9,080,445	24,078,681
1,004,779	NEXTDC Ltd. (Australia)[1,2,4]	3,428,890	4,586,516

Total Information Technology		34,343,068	56,874,143

Materials (3.22%)
	Construction Materials (2.08%)
88,850	Vulcan Materials Co.	9,381,618	12,199,993

	Specialty Chemicals (1.14%)
14,650	The Sherwin-Williams Co.	3,961,194	6,713,949

Total Materials		13,342,812	18,913,942

Real Estate (38.02%)

	Hotel & Resort REITs (2.78%)
471,300	MGM Growth Properties LLC, Cl A	9,759,941	14,445,345
67,850	Park Hotels & Resorts, Inc.	1,817,694	1,869,946

		11,577,635	16,315,291

	Industrial REITs (2.01%)
147,100	Prologis, Inc.	7,303,567	11,782,710

	Office REITs (5.42%)
162,900	Douglas Emmett, Inc.	3,037,502	6,489,936
344,100	Hudson Pacific Properties, Inc.	11,153,507	11,448,207
184,200	JBG SMITH Properties	6,959,970	7,246,428
89,850	Kilroy Realty Corp.	6,816,866	6,631,829

		27,967,845	31,816,400

	Real Estate Development (0.57%)
172,175	Forestar Group, Inc.[1]	3,228,196	3,366,021

	Real Estate Services (7.48%)
856,500	CBRE Group, Inc., Cl A1	25,509,771	43,938,450

	Residential REITs (2.92%)
57,350	Equity LifeStyle Properties, Inc.	5,674,827	6,958,849
382,550	Invitation Homes, Inc.	9,091,490	10,225,562

		14,766,317	17,184,411

	Specialized REITs (16.84%)
106,500	Alexandria Real Estate Equities, Inc.[3]	7,828,311	15,026,085
77,100	American Tower Corp.	5,662,009	15,763,095
440,240	Americold Realty Trust[3]	10,794,822	14,272,581
64,091	Equinix, Inc.	11,979,869	32,320,450
321,219	Gaming and Leisure Properties, Inc.	8,268,068	12,521,117
49,579	QTS Realty Trust, Inc., Cl A	2,057,529	2,289,558
29,850	SBA Communications Corp.[1]	1,494,102	6,711,474

		48,084,710	98,904,360

Total Real Estate		138,438,041	223,307,643

Total Common Stocks		411,439,286	576,298,259

See Notes to Financial Statements.	23

Baron Real Estate Fund	June 30, 2019

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2019

Principal Amount		Cost	Value
Short Term Investments (2.24%)
$13,161,625	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2019, 0.50% due 7/1/2019; Proceeds at maturity - $13,162,174; (Fully collateralized by $12,625,000 U.S. Treasury Note, 0.75% due 7/15/2028; Market value - $13,429,023)[4]	$13,161,625	$13,161,625

Total Investments (100.36%)		$424,600,911	589,459,884

Liabilities Less Cash and Other Assets (-0.36%)			(2,098,679)

Net Assets			$587,361,205

Retail Shares (Equivalent to $25.75 per share based on 9,111,558 shares outstanding)			$234,592,304

Institutional Shares (Equivalent to $26.19 per share based on 13,036,258 shares outstanding)			$341,391,003

R6 Shares (Equivalent to $26.19 per share based on 434,430 shares outstanding)			$11,377,898

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2019, the market value of Rule 144A securities amounted to $6,684,428 or 1.14% of net assets. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

June 30, 2019	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2019

Shares		Cost	Value
Common Stocks (96.38%)
Argentina (1.96%)
1,152,093	Loma Negra Compania Industrial Argentina Sociedad Anonima, ADR[1]	$23,881,978	$13,479,488
63,704	MercadoLibre, Inc.[1]	29,802,981	38,972,196
2,681,468	YPF S.A., ADR	52,273,284	48,829,532

Total Argentina		105,958,243	101,281,216

Brazil (9.96%)
9,196,458	B3 S.A. - Brasil, Bolsa, Balcao	45,660,140	89,714,532
2,786,921	Banco do Brasil S.A.	34,573,849	39,148,041
18,677,182	Kroton Educacional SA	56,164,246	53,357,124
1,416,749	Notre Dame Intermedica Participacoes S.A.	14,650,839	14,876,058
2,408,723	Pagseguro Digital Ltd., Cl A1	59,299,592	93,867,935
6,139,342	Petroleo Brasileiro S.A.-Petrobras, ADR	66,715,024	95,589,555
15,606,624	Rumo S.A.[1]	58,008,218	84,252,481
1,500,093	StoneCo Ltd., Cl A1	41,597,489	44,372,751

Total Brazil		376,669,397	515,178,477

China (32.21%)
1,173,853	Alibaba Group Holding Limited, ADR[1]	124,042,727	198,909,391
15,666,517	China Everbright Ltd.[3]	38,518,428	23,156,192
5,801,301	China International Travel Service Limited, Cl A3	62,305,397	74,973,580
18,858,732	China Mengniu Dairy Co. Ltd.[3]	39,038,075	73,117,656
9,046,189	China Mobile Ltd.[3]	100,203,548	82,353,434
289,446,680	China Tower Corporation Limited, CI H, 144A3	43,740,365	76,029,580
1,036,064	GDS Holdings Limited, ADR[1]	36,288,317	38,924,924
52,241,946	Guangzhou Automobile Group Company Limited, Cl H3	61,795,605	55,819,092
25,344,546	Haitong Securities Co., Ltd., Cl H3	39,653,534	28,429,711
3,154,329	Hangzhou Hikvision Digital Technology Co., Ltd., Cl A3	9,228,746	12,712,901
6,178,683	Han’s Laser Technology Co., Ltd., Cl A3	28,148,346	31,027,019
16,956,316	Hua Hong Semiconductor Limited, 144A3	36,400,850	32,882,590
22,301,166	Kingdee International Software Group Co. Ltd.[3]	8,546,946	24,158,509
29,539,346	KunLun Energy Company Limited[3]	32,789,505	25,791,664
56,559,660	Lenovo Group Limited[3]	41,520,973	43,793,245
1,739,580	LexinFintech Holdings Ltd., ADR[1]	21,798,885	19,413,713
8,104,816	Midea Group Co., Ltd., Cl A3	43,415,567	61,426,084
689,308	Momo Inc., ADR[1]	21,893,409	24,677,226
294,125	New Oriental Education & Technology Group Inc., ADR[1]	16,210,059	28,406,592
5,888,775	Ping An Insurance (Group) Company of China, Ltd., CI H3	63,985,654	70,811,768
2,524,314	Qudian Inc., ADR[1]	19,177,637	18,932,355
4,889,486	Shenzhou International Group Holdings Ltd.[3]	22,711,899	67,449,026
19,576,365	Sino Biopharmaceutical Ltd.[3]	10,751,547	20,028,095
10,305,750	Sinopharm Group Co. Ltd., Cl H3	40,693,022	36,287,501
1,091,592	Sunny Optical Technology Group[3]	2,463,188	11,301,560
3,520,992	Tencent Holdings Limited[3]	83,728,385	159,287,521
793,621	Tencent Holdings Limited, ADR	37,121,295	35,919,286
1,081,693	Tencent Music Entertainment Group, ADR[1]	14,705,946	16,214,578
145,805,183	Tongda Group Holdings Limited[3]	36,836,233	11,184,949
73,760,312	WH Group Limited, 144A3	61,451,846	74,821,946
36,328,766	Xiaomi Corporation, CI B, 144A1,3	51,322,100	46,594,548
4,600,386	Yunnan Baiyao Group Co., Ltd., Cl A3	66,262,455	55,933,759

Shares		Cost	Value
Common Stocks (continued)
China (continued)
344,040	YY Inc., ADR[1]	$23,041,064	$23,976,148
1,772,732	Zai Lab Limited, ADR[1]	37,629,236	61,815,165

Total China		1,377,420,789	1,666,561,308

Finland (1.14%)
11,759,598	Nokia Corporation, ADR	67,714,622	58,915,586

Hong Kong (1.22%)
8,215,950	Techtronic Industries Co. Ltd.[3]	35,284,347	62,940,961
2,852,319	Tongda Hong Tai Holdings Limited[1]	893,167	416,253

Total Hong Kong		36,177,514	63,357,214

Hungary (0.52%)
616,627	Wizz Air Holdings Plc, 144A1,[3]	20,421,317	26,705,406

India (15.51%)
557,360	Bajaj Finance Limited[3]	18,228,441	29,715,743
3,656,746	Bandhan Bank Limited, 144A3	31,584,156	28,533,257
1,059,720	Britannia Industries Limited[3]	30,485,425	42,119,019
1,959,612	Divi’s Laboratories Ltd.[3]	22,927,575	45,349,598
793,008	Dr. Reddy’s Laboratories Ltd.[3]	31,794,242	29,380,067
269,780	Dr. Reddy’s Laboratories Ltd., ADR	11,070,248	10,108,657
9,259,262	Edelweiss Financial Services Limited[3]	25,156,849	22,760,245
8,357,171	Exide Industries Ltd.[3]	21,829,311	24,370,084
1,835,972	HDFC Bank Limited[3]	58,829,624	65,032,357
1,605,421	Housing Development Finance Corporation Limited[3]	42,719,171	50,977,141
20,890,049	JM Financial Limited[3]	38,441,519	23,238,713
2,938,757	Kotak Mahindra Bank Ltd.[3]	36,194,184	62,886,575
3,987,492	Manpasand Beverages Ltd.	20,506,045	2,047,830
7,744,808	Max Financial Services Limited[1,3]	67,609,611	45,766,085
907,647	Piramal Enterprises Limited[3]	33,066,700	25,611,663
3,491,962	RBL Bank Limited, 144A3	32,148,853	32,307,305
3,603,695	Reliance Industries Limited[1,3]	70,093,099	65,396,610
7,400,000	Reliance Nippon Life Asset Management Limited, 144A	23,702,578	23,724,168
5,377,693	SBI Life Insurance Company Limited, 144A3	57,410,268	56,382,534
3,664,959	Sun Pharmaceuticals Industries Limited[3]	31,286,220	21,300,525
3,426,574	Tata Chemicals Limited[3]	38,359,401	31,108,134
3,461,044	Tata Communications Limited[3]	34,704,499	24,318,420
10,284,783	Tata Global Beverages Limited[3]	36,586,245	40,167,556

Total India		814,734,264	802,602,286

Indonesia (0.36%)
8,187,806	PT Telkom Indonesia (Persero) Tbk	2,418,264	2,399,400
61,321,905	PT Tower Bersama Infrastructure, Tbk.3	31,124,502	16,460,420

Total Indonesia		33,542,766	18,859,820

Korea, Republic of (5.14%)
933,646	KB Financial Group, Inc.[3]	36,799,370	37,008,975
1,796,837	KIA Motors Corporation[3]	54,621,770	68,547,207
2,654,376	Samsung Electronics Co., Ltd.[3]	74,170,839	108,087,044
360,048	Samsung Life Insurance Co., Ltd.[3]	35,442,785	26,088,615
116,152	SK Telecom Co., Ltd.	24,555,118	26,054,101

Total Korea, Republic of		225,589,882	265,785,942

Malaysia (0.31%)
44,168,893	MyEG Services Berhad[3]	14,032,835	15,837,698

See Notes to Financial Statements.	25

Baron Emerging Markets Fund	June 30, 2019

STATEMENT OF NET ASSETS (Unaudited) (Continued)

JUNE 30, 2019

Shares		Cost	Value
Common Stocks (continued)
Mexico (3.42%)
532,613	Fomento Economico Mexicano, S.A.B. de C.V., ADR	$48,929,615	$51,530,308
3,303,929	GRUMA, S.A.B. de C.V., Cl B	44,996,597	31,079,095
12,945,961	Grupo Lala, S.A.B. de C.V.	24,781,735	15,877,456
6,523,578	Infraestructura Energetica Nova S.A.B. de C.V.	28,413,159	25,671,161
19,302,909	Wal-Mart de Mexico, S.A.B de C.V.	44,549,470	52,687,953

Total Mexico		191,670,576	176,845,973

Nigeria (0.03%)
32,312,623	Lekoil, Ltd.[1,2]	14,494,003	1,538,827

Panama (1.18%)
628,600	Copa Holdings, S.A., Cl A	46,934,737	61,332,502

Philippines (2.80%)
69,132,865	Ayala Land, Inc.[3]	54,035,894	68,586,006
23,221,786	BDO Unibank, Inc.[3]	52,853,995	63,483,518
139,373,735	Metro Pacific Investments Corp.[3]	15,200,378	13,056,655

Total Philippines		122,090,267	145,126,179

Russia (3.04%)
7,367,959	Sberbank of Russia PJSC, ADR[3]	79,361,865	113,511,167
1,152,375	Yandex N.V., Cl A1	24,130,652	43,790,250

Total Russia		103,492,517	157,301,417

South Africa (6.20%)
1,534,980	AngloGold Ashanti Limited, ADR	22,468,793	27,337,994
3,219,862	Bid Corporation Ltd.[3]	66,346,852	70,115,078
4,177,860	Bidvest Group Ltd.[3]	48,232,341	56,220,272
9,409,399	FirstRand Limited[3]	36,707,505	45,828,254
4,834,670	Gold Fields Ltd., ADR	24,827,682	26,155,565
1,233,605	Mr Price Group Limited[3]	18,824,352	17,372,744
22,342,657	Pepkor Holdings Limited, 144A	32,709,372	28,552,916
1,272,986	Sasol Limited[3]	42,724,915	31,653,284
699,228	Sasol Limited, ADR	22,855,400	17,375,816

Total South Africa		315,697,212	320,611,923

Taiwan, Province of China (7.23%)
14,886,879	Delta Electronics, Inc.[3]	66,043,110	75,661,646
4,148,439	Eclat Textile Co., Ltd.[3]	49,195,857	53,152,035
20,166,000	Far EasTone Telecommunications Co., Ltd.[3]	46,466,574	50,819,230
3,052,065	Ginko International Co., Ltd.[3]	37,944,740	19,168,459
5,646,936	Makalot Industrial Co., Ltd.[3]	26,239,351	38,208,295
15,156,000	Taiwan Mobile Co., Ltd.	53,494,018	59,775,914
1,981,526	Taiwan Semiconductor Manufacturing Company, Ltd., ADR	46,059,284	77,616,374

Total Taiwan, Province of China		325,442,934	374,401,953

Thailand (2.38%)
3,878,929	Bangkok Bank Public Co. Ltd., Cl F3	24,544,838	25,185,773
3,836,364	Bangkok Bank Public Co. Ltd., NVDR[3]	20,304,820	24,656,564
1,885,500	CP All Plc. Cl C3	4,926,100	5,292,208
24,361,634	CP All Plc. Cl F3	54,770,469	68,211,842

Total Thailand		104,546,227	123,346,387

United Arab Emirates (0.66%)
4,518,691	Network International Holdings Limited, 144A1	28,351,618	34,029,356

Shares		Cost	Value
Common Stocks (continued)
United Kingdom (1.11%)
21,551,835	Tullow Oil plc[3]	$56,788,865	$57,654,326

Total Common Stocks		4,381,770,585	4,987,273,796

Principal Amount
Short Term Investments (3.38%)
$174,675,889	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2019, 0.50% due 7/1/2019; Proceeds at maturity - $174,683,167; (Fully collateralized by $168,745,000 U.S. Treasury Note, 0.375% due 7/15/2027; Market value - $178,171,602)[3]	174,675,889	174,675,889

Total Investments (99.76%)		$4,556,446,474	5,161,949,685

Cash and Other Assets Less Liabilities (0.24%)			12,555,276

Net Assets			$5,174,504,961

Retail Shares (Equivalent to $13.96 per share based on 50,352,074 shares outstanding)			$702,812,409

Institutional Shares (Equivalent to $14.00 per share based on 318,713,885 shares outstanding)			$4,462,486,798

R6 Shares (Equivalent to $14.01 per share based on 657,125 shares outstanding)			$9,205,754

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	See Note 10 regarding “Affiliated” companies.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2019, the market value of Rule 144A securities amounted to $460,563,606 or 8.90% of net assets. These securities have been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2019	Percentage of Net Assets

Financials	20.9%

Consumer Discretionary	15.7

Information Technology	14.1

Communication Services	12.4

Consumer Staples	10.2

Health Care	6.6

Industrials	6.2

Energy	5.2

Materials	2.8

Real Estate	1.3

Utilities	1.0

Cash and Cash Equivalents*	3.6
100.0%

*	Includes short term investments.

26	See Notes to Financial Statements.

June 30, 2019	Baron Global Advantage Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2019

Shares		Cost	Value
Common Stocks (94.73%)
Argentina (4.05%)
35,781	Globant, S.A.[1]	$1,655,746	$3,615,670
8,442	MercadoLibre, Inc.[1]	3,578,550	5,164,562

Total Argentina		5,234,296	8,780,232

Brazil (4.53%)
50,228	Arco Platform Limited, Cl A1	984,440	2,198,982
101,899	PagSeguro Digital Ltd., Cl A1	2,567,036	3,971,004
123,148	StoneCo Ltd., Cl A1	3,954,066	3,642,718

Total Brazil		7,505,542	9,812,704

Canada (2.59%)
5,948	Constellation Software, Inc.	3,659,873	5,605,986

China (10.48%)
58,029	Alibaba Group Holding Limited, ADR[1]	8,645,968	9,833,014
87,546	Ctrip.com International, Ltd., ADR[1]	3,578,744	3,231,323
57,930	GDS Holdings Limited, ADR[1]	1,987,227	2,176,430
188,518	Meituan Dianping, Cl B1,2	1,367,265	1,655,811
75,667	Pinduoduo Inc., ADR[1]	1,778,836	1,561,010
111,216	TAL Education Group, ADR[1]	2,619,468	4,237,330

Total China		19,977,508	22,694,918

Germany (0.06%)
39,617	InflaRx N.V.[1]	1,346,402	125,190

India (6.02%)
34,764	HDFC Bank Limited, ADR	3,668,921	4,520,710
134,245	Housing Development Finance Corporation Limited[2]	3,720,211	4,262,699
198,925	Kotak Mahindra Bank, Ltd.[2]	3,547,033	4,256,804

Total India		10,936,165	13,040,213

Israel (6.13%)
85,526	Fiverr International Ltd.[1]	1,796,046	2,540,122
57,983	Mellanox Technologies Ltd.[1]	4,544,492	6,416,979
30,420	Wix.com Ltd.[1]	2,755,631	4,322,682

Total Israel		9,096,169	13,279,783

Netherlands (5.65%)
3,395	Adyen B.V., 144A1,2	2,530,707	2,618,854
45,940	argenx SE, ADR[1]	2,613,212	6,504,185
14,997	ASML Holding N.V.[2]	2,476,055	3,120,723

Total Netherlands		7,619,974	12,243,762

South Africa (2.43%)
21,775	Naspers Limited, Cl N2	5,197,407	5,270,640

United Arab Emirates (0.92%)
264,275	Network International Holdings Ltd., 144A1	1,820,535	1,990,202

United Kingdom (5.18%)
168,233	Endava plc, ADR[1]	4,157,577	6,769,696
847,635	Trainline plc, 144A1	3,780,791	4,436,603

Total United Kingdom		7,938,368	11,206,299

United States (46.69%)
107,521	Acceleron Pharma Inc.[1]	4,520,715	4,416,963
30,089	Adaptive Biotechnologies Corporation[1]	1,078,030	1,453,299
100,926	Aerie Pharmaceuticals, Inc.[1]	4,643,094	2,982,363
7,987	Alphabet Inc., Cl C1	8,385,135	8,633,228
6,519	Amazon.com, Inc.[1]	8,689,848	12,344,574
22,138	Anaplan Inc.[1]	410,288	1,117,305
8,079	Crowdstrike, Inc., Cl A1	274,686	551,715
14,472	Elastic N.V.[1]	1,040,677	1,080,480
39,116	EPAM Systems, Inc.[1]	4,616,453	6,770,980
43,055	Facebook, Inc., Cl A1	6,916,692	8,309,615
28,834	Guardant Health, Inc.[1]	764,879	2,489,239
27,962	Illumina, Inc.[1]	7,658,354	10,294,210

Shares		Cost	Value
Common Stocks (continued)
United States (continued)
10,881	Lyft, Inc., Cl A1	$674,953	$714,990
18,540	Okta, Inc.[1]	390,056	2,289,875
20,626	RingCentral, Inc., Cl A1	1,935,670	2,370,340
23,826	Sage Therapeutics, Inc.[1]	3,110,476	4,362,302
47,205	Splunk, Inc.[1]	5,049,761	5,936,029
42,107	Take-Two Interactive Software, Inc.[1]	4,200,368	4,780,408
3,638	Tesla, Inc.[1]	1,048,764	812,947
31,739	Twilio Inc.[1]	4,209,766	4,327,613
40,354	Veeva Systems Inc., Cl A1	3,033,559	6,541,787
34,503	Worldpay, Inc., Cl A1	2,802,704	4,228,343
133,111	Yext, Inc.[1]	1,885,244	2,674,200
6,414	Zoom Video Communications, Inc., Cl A1	230,904	569,499
14,027	Zscaler, Inc.[1]	316,275	1,075,029

Total United States		77,887,351	101,127,333

Total Common Stocks		158,219,590	205,177,262

Principal Amount
Short Term Investments (10.15%)
Repurchase Agreement (10.15%)
$21,981,314	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2019, 0.50% due 7/1/2019; Proceeds at maturity - $21,982,230; (Fully collateralized by $21,080,000 U.S. Treasury Note, 0.750% due 7/15/2028; Market value - $22,422,480)[2]	21,981,314	21,981,314

Total Investments (104.88%)		$180,200,904	227,158,576

Liabilities Less Cash and Other Assets (-4.88%)			(10,566,768)

Net Assets			$216,591,808

Retail Shares (Equivalent to $26.62 per share based on 3,269,179 shares outstanding)			$87,036,643

Institutional Shares (Equivalent to $27.00 per share based on 4,583,368 shares outstanding)			$123,731,273

R6 Shares (Equivalent to $27.01 per share based on 215,610 shares outstanding)			$5,823,892

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2019, the market value of Rule 144A securities amounted to $9,045,659 or 4.18% of net assets. These securities have been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of June 30, 2019	Percentage of Net Assets

Information Technology	35.7%

Consumer Discretionary	24.6

Health Care	18.1

Communication Services	10.0

Financials	6.0

Industrials	0.3

Cash and Cash Equivalents*	5.3
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	27

Baron Real Estate Income Fund	June 30, 2019

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2019

Shares		Cost	Value
Common Stocks (97.40%)
Consumer Discretionary (14.47%)

	Casinos & Gaming (9.86%)
7,205	MGM Resorts International	$212,306	$205,847
4,944	Penn National Gaming, Inc.[1]	112,267	95,221
3,051	Red Rock Resorts, Inc., Cl A	72,120	65,536

		396,693	366,604

	Hotels, Resorts & Cruise Lines (4.61%)
4,950	Extended Stay America, Inc.	89,643	83,605
912	Marriott Vacations Worldwide Corp.	74,301	87,917

		163,944	171,522

Total Consumer Discretionary		560,637	538,126

Information Technology (5.04%)

	Internet Services & Infrastructure (5.04%)
4,294	GDS Holdings Ltd., ADR [1,2,3]	124,346	161,326
5,738	NEXTDC Ltd. (Australia)[1,2,4]	30,189	26,192

Total Information Technology		154,535	187,518

Real Estate (75.02%)

	Health Care REITs (1.02%)
481	HCP, Inc.	13,816	15,383
603	Medical Properties Trust, Inc.	9,929	10,516
146	Welltower, Inc.	10,401	11,903

		34,146	37,802

	Hotel & Resort REITs (6.39%)
3,106	Host Hotels & Resorts, Inc.	60,493	56,591
3,527	MGM Growth Properties LLC, Cl A	102,616	108,103
1,316	Park Hotels & Resorts, Inc.	37,869	36,269
1,304	Pebblebrook Hotel Trust	45,338	36,747

		246,316	237,710

	Industrial REITs (9.82%)
2,708	Duke Realty Corp.	72,744	85,600
2,126	Prologis, Inc.	138,104	170,293
2,706	Rexford Industrial Realty, Inc.	86,687	109,241

		297,535	365,134

	Office REITs (12.47%)
381	Boston Properties, Inc.	48,378	49,149
1,042	Douglas Emmett, Inc.	40,713	41,513
4,672	Hudson Pacific Properties, Inc.	149,170	155,437
1,385	JBG SMITH Properties	53,146	54,486
2,213	Kilroy Realty Corp.	162,464	163,342

		453,871	463,927

	Real Estate Operating Companies (2.32%)
1,251	Brookfield Property Partners LP2	24,509	23,681
3,044	Kennedy-Wilson Holdings, Inc.	52,713	62,615

		77,222	86,296

	Residential REITs (18.56%)
454	AvalonBay Communities, Inc.	74,773	92,244
850	Equity LifeStyle Properties, Inc.	78,218	103,139
1,200	Equity Residential	72,817	91,104
268	Essex Property Trust, Inc.	66,469	78,237
8,409	Invitation Homes, Inc.	199,724	224,773
785	Sun Communities, Inc.	74,854	100,629

		566,855	690,126

Shares		Cost	Value
Common Stocks (continued)

Real Estate (continued)

	Specialized REITs (24.44%)
978	Alexandria Real Estate Equities, Inc.[3]	$125,868	$137,986
460	American Tower Corp.	65,384	94,047
6,882	Americold Realty Trust[3]	138,944	223,115
480	Crown Castle International Corp.	51,277	62,568
428	Equinix, Inc.	187,363	215,836
1,985	Gaming and Leisure Properties, Inc.	71,517	77,375
1,767	QTS Realty Trust, Inc., Cl A	73,154	81,600
627	Weyerhaeuser Co.	16,725	16,515

		730,232	909,042

Total Real Estate		2,406,177	2,790,037

Utilities (2.87%)

	Multi-Utilities (2.87%)
2,482	Brookfield Infrastructure Partners L.P.[2]	100,031	106,577

Total Common Stocks		3,221,380	3,622,258

Principal Amount
Short Term Investments (4.14%)
$154,044	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2019, 0.50% due 7/1/2019; Proceeds at maturity - $154,050; (Fully collateralized by $150,000 U.S. Treasury Note, 0.75% due 7/15/2028; Market value - $159,553)[4]	154,044	154,044

Total Investments (101.54%)		$3,375,424	3,776,302

Liabilities Less Cash and Other Assets (-1.54%)			(57,443)

Net Assets			$3,718,859

Retail Shares (Equivalent to $10.34 per share based on 83,287 shares outstanding)			$861,067

Institutional Shares (Equivalent to $10.38 per share based on 237,523 shares outstanding)			$2,466,408

R6 Shares (Equivalent to $10.39 per share based on 37,667 shares outstanding)			$391,384

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

28	See Notes to Financial Statements.

June 30, 2019	Baron Health Care Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2019

Shares		Cost	Value
Common Stocks (96.34%)
Health Care (94.63%)
	Biotechnology (19.56%)
6,701	Acceleron Pharma, Inc.[1]	$300,388	$275,277
3,532	Alector, Inc.[1]	75,605	67,108
4,222	argenx SE, ADR[1,2]	382,145	597,751
3,794	Arrowhead Pharmaceuticals, Inc.[1]	60,506	100,541
497	Ligand Pharmaceuticals, Inc.[1]	54,757	56,733
1,703	Neurocrine Biosciences, Inc.[1]	154,050	143,784
2,692	Sage Therapeutics, Inc.[1]	387,632	492,878
2,175	Vertex Pharmaceuticals, Inc.[1]	364,341	398,852
3,530	Zai Lab Ltd., ADR[1,2]	87,553	123,091

		1,866,977	2,256,015

	Health Care Distributors (2.00%)
9,415	Covetrus, Inc.[1]	297,624	230,291

	Health Care Equipment (26.18%)
6,596	Abbott Laboratories	480,363	554,724
3,475	DexCom, Inc.[1]	425,932	520,694
1,014	Edwards Lifesciences Corp.[1]	144,561	187,326
1,147	IDEXX Laboratories, Inc.[1]	225,648	315,804
2,970	Inspire Medical Systems, Inc.[1,3]	160,507	180,130
3,112	Insulet Corp.[1]	253,044	371,511
558	Intuitive Surgical, Inc.[1]	273,263	292,699
3,913	Silk Road Medical, Inc.[1]	123,035	189,624
810	Teleflex, Inc.	203,367	268,231
15,809	ViewRay, Inc.[1]	116,906	139,277

		2,406,626	3,020,020

	Health Care Facilities (2.32%)
1,985	HCA Healthcare, Inc.	264,011	268,312

	Health Care Supplies (5.82%)
4,679	Alcon, Inc.[1,2]	267,494	290,332
203	Align Technology, Inc.[1]	44,905	55,561
656	The Cooper Companies, Inc.	163,139	221,000
831	West Pharmaceutical Services, Inc.	85,869	104,000

		561,407	670,893

	Health Care Technology (1.44%)
1,022	Veeva Systems, Inc., Cl A1	83,633	165,676

	Life Sciences Tools & Services (17.78%)
282	Adaptive Biotechnologies Corp.[1]	5,640	13,620
2,122	Bio-Techne Corporation	338,744	442,416
10,085	CareDx, Inc.[1,3]	229,752	362,959
800	Exact Sciences Corp.[1,3]	76,224	94,432
680	Guardant Health, Inc.[1,3]	13,227	58,704
1,078	ICON plc[1,2]	156,883	165,980
959	Illumina, Inc.[1]	273,097	353,056
1,113	IQVIA Holdings, Inc.[1]	156,221	179,082
213	Mettler-Toledo International, Inc.[1]	122,027	178,920
7,064	Veracyte, Inc.[1,3]	169,793	201,395

		1,541,608	2,050,564

	Managed Health Care (11.16%)
1,665	HealthEquity, Inc.[1]	115,401	108,891
1,450	Humana, Inc.	373,088	384,685
3,254	UnitedHealth Group, Inc.	821,986	794,009

		1,310,475	1,287,585

	Pharmaceuticals (8.37%)
8,074	AstraZeneca PLC, ADR[2]	305,562	333,295
1,500	Catalent, Inc.[1]	79,353	81,315
6,632	Dechra Pharmaceuticals plc (United Kingdom)[2,4]	207,200	231,472
3,805	Merck & Co., Inc.	318,701	319,049

		910,816	965,131

Total Health Care		9,243,177	10,914,487

Shares		Cost	Value
Common Stocks (continued)
Real Estate (1.71%)
	Specialized REITs (1.71%)
1,397	Alexandria Real Estate Equities, Inc.[3]	$175,826	$197,103

Total Common Stocks		9,419,003	11,111,590

Principal Amount
Short Term Investments (3.47%)
$400,322	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/28/2019, 0.50% due 7/1/2019; Proceeds at maturity - $400,339; (Fully collateralized by $385,000 U.S. Treasury Note, 0.75% due 7/15/2028; Market value - $409,519)[4]	400,322	400,322

Total Investments (99.81%)		$9,819,325	11,511,912

Cash and Other Assets Less Liabilities (0.19%)			21,667

Net Assets			$11,533,579

Retail Shares (Equivalent to $11.62 per share based on 407,490 shares outstanding)			$4,735,149

Institutional Shares (Equivalent to $11.65 per share based on 501,104 shares outstanding)			$5,840,346

R6 Shares (Equivalent to $11.65 per share based on 82,242 shares outstanding)			$958,084

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	29

Baron Select Funds	June 30, 2019

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2019

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$3,056,269,230	$223,090,776	$281,893,910	$576,298,259
“Affiliated” investments	—	—	—	—
Repurchase agreements, at value**	—	5,404,221	12,018,286	13,161,625

Total investments, at value	3,056,269,230	228,494,997	293,912,196	589,459,884
Foreign currency, at value†	—	—	172,387	8,216
Cash	62,443	—	7,764	—
Receivable for securities sold	8,217,553	—	655,133	—
Dividends and interest receivable	2,159,408	247,315	444,127	838,613
Receivable for shares sold	980,759	166	761,338	311,965
Prepaid expenses	170,556	1,491	1,760	4,148
Other assets	—	—	—	—

	3,067,859,949	228,743,969	295,954,705	590,622,826

Liabilities:
Payable for borrowings against line of credit	673,500,000	—	—	—
Payable for shares redeemed	1,454,714	—	204,463	510,673
Payable for securities purchased	535,410	—	630,000	2,628,593
Distribution fees payable (Note 4)	757	218	60	415
Investment advisory fees payable (Note 4)	499	474	507	482
Due to custodian bank	—	—	—	—
Accrued capital gains taxes	—	—	—	—
Accrued expenses and other payables	2,131,464	68,373	109,552	121,458

	677,622,844	69,065	944,582	3,261,621

Net Assets	$2,390,237,105	$228,674,904	$295,010,123	$587,361,205

Net Assets consist of:
Paid-in capital	$835,950,500	$111,086,602	$257,326,800	$363,993,401
Distributable earnings/(losses)	1,554,286,605	117,588,302	37,683,323	223,367,804

Net Assets	$2,390,237,105	$228,674,904	$295,010,123	$587,361,205

Retail Shares:
Net Assets	$1,213,458,113	$45,278,761	$76,334,715	$234,592,304
Shares Outstanding ($0.01 par value; indefinite shares authorized)	20,254,988	2,529,059	3,355,679	9,111,558

Net Asset Value and Offering Price Per Share	$59.91	$17.90	$22.75	$25.75

Institutional Shares:
Net Assets	$1,021,499,635	$77,679,924	$202,842,695	$341,391,003
Shares Outstanding ($0.01 par value; indefinite shares authorized)	16,649,539	4,243,182	8,772,281	13,036,258

Net Asset Value and Offering Price Per Share	$61.35	$18.31	$23.12	$26.19

R6 Shares:
Net Assets	$155,279,357	$105,716,219	$15,832,713	$11,377,898
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,530,735	5,772,292	684,684	434,430

Net Asset Value and Offering Price Per Share	$61.36	$18.31	$23.12	$26.19

*Investments in securities, at cost
Unaffiliated investments	$1,498,752,026	$111,547,336	$236,758,929	$411,439,286
“Affiliated” investments	—	—	—	—
**Repurchase agreements, at cost	—	5,404,221	12,018,286	13,161,625

Total investments, at cost	$1,498,752,026	$116,951,557	$248,777,215	$424,600,911

†Foreign currency, at cost:	$—	$—	$172,450	$8,212

30	See Notes to Financial Statements.

June 30, 2019	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

JUNE 30, 2019

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$4,985,734,969	$205,177,262	$3,622,258	$11,111,590
“Affiliated” investments	1,538,827	—	—	—
Repurchase agreements, at value**	174,675,889	21,981,314	154,044	400,322

Total investments, at value	5,161,949,685	227,158,576	3,776,302	11,511,912
Foreign currency, at value†	7,190,833	—	—	—
Cash	326	—	—	—
Receivable for securities sold	1,579,526	—	—	140,925
Dividends and interest receivable	11,061,658	27,380	12,751	2,866
Receivable for shares sold	7,544,597	1,579,159	—	18,570
Prepaid expenses	34,627	835	21	64
Other assets	399,247	—	—	—

	5,189,760,499	228,765,950	3,789,074	11,674,337

Liabilities:
Payable for borrowings against line of credit	—	—	—	—
Payable for shares redeemed	6,775,834	354,663	—	—
Payable for securities purchased	5,591,905	11,645,982	10,820	71,496
Distribution fees payable (Note 4)	491	775	745	448
Investment advisory fees payable (Note 4)	394	244	—	18
Due to custodian bank	—	—	7,349	14,446
Accrued capital gains taxes	1,685,091	86,433	—	—
Accrued expenses and other payables	1,201,823	86,045	51,301	54,350

	15,255,538	12,174,142	70,215	140,758

Net Assets	$5,174,504,961	$216,591,808	$3,718,859	$11,533,579

Net Assets consist of:
Paid-in capital	$4,734,648,905	$176,236,317	$3,521,581	$10,349,082
Distributable earnings/(losses)	439,856,056	40,355,491	197,278	1,184,497

Net Assets	$5,174,504,961	$216,591,808	$3,718,859	$11,533,579

Retail Shares:
Net Assets	$702,812,409	$87,036,643	$861,067	$4,735,149
Shares Outstanding ($0.01 par value; indefinite shares authorized)	50,352,074	3,269,179	83,287	407,490

Net Asset Value and Offering Price Per Share	$13.96	$26.62	$10.34	$11.62

Institutional Shares:
Net Assets	$4,462,486,798	$123,731,273	$2,466,408	$5,840,346
Shares Outstanding ($0.01 par value; indefinite shares authorized)	318,713,885	4,583,368	237,523	501,104

Net Asset Value and Offering Price Per Share	$14.00	$27.00	$10.38	$11.65

R6 Shares:
Net Assets	$9,205,754	$5,823,892	$391,384	$958,084
Shares Outstanding ($0.01 par value; indefinite shares authorized)	657,125	215,610	37,667	82,242

Net Asset Value and Offering Price Per Share	$14.01	$27.01	$10.39	$11.65

*Investments in securities, at cost:
Unaffiliated investments	$4,367,276,582	$158,219,590	$3,221,380	$9,419,003
“Affiliated” investments	14,494,003	—	—	—
**Repurchase agreements, at cost	174,675,889	21,981,314	154,044	400,322

Total investments, at cost	$4,556,446,474	$180,200,904	$3,375,424	$9,819,325

†Foreign currency, at cost:	$7,190,440	$—	$—	$—

See Notes to Financial Statements.	31

Baron Select Funds	June 30, 2019

STATEMENTS OF OPERATIONS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2019

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$12,100,059	$1,134,542	$2,827,680	$4,366,312
Interest	797	5,689	37,332	25,777
Securities lending income, net	—	—	—	—
Foreign taxes withheld on dividends	—	—	(289,655)	(23,725)

Total income	12,100,856	1,140,231	2,575,357	4,368,364

Expenses:
Investment advisory fees (Note 4)	11,095,866	1,098,489	1,174,576	2,994,639
Distribution fees — Retail Shares (Note 4)	1,428,480	54,768	90,700	292,915
Shareholder servicing agent fees and expenses — Retail Shares	69,420	10,190	10,602	15,940
Shareholder servicing agent fees and expenses — Institutional Shares	28,010	6,612	10,273	15,370
Shareholder servicing agent fees and expenses — R6 Shares	3,189	2,267	337	250
Line of credit fees	271,407	827	1,013	1,358
Reports to shareholders	156,820	4,406	30,968	72,630
Registration and filing fees	64,630	32,640	41,180	23,570
Trustee fees and expenses	62,520	6,268	7,426	17,424
Professional fees	61,180	35,562	38,894	22,910
Custodian and fund accounting fees	45,094	18,898	72,387	36,934
Administration fees	27,658	22,635	22,641	23,465
Insurance expense	12,004	1,169	1,317	3,939
Miscellaneous expenses	2,157	2,157	2,157	2,157

Total operating expenses	13,328,435	1,296,888	1,504,471	3,523,501

Interest expense on borrowings	10,816,550	10,459	—	1,403

Total expenses	24,144,985	1,307,347	1,504,471	3,524,904
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(13,122)	(44,293)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(11,487)	(93,974)	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(9,172)	(7,336)	—

Net expenses	24,144,985	1,273,566	1,358,868	3,524,904

Net investment income (loss)	(12,044,129)	(133,335)	1,216,489	843,460

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	24,969,153	7,430,013	(5,619,105)	59,559,226
Net realized gain (loss) on investments sold — “Affiliated” investments	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(72,655)	(2,475)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	482,534,234	19,836,415	49,929,839	66,914,516
Investments — “Affiliated” investments	—	—	—	—
Foreign currency translations	—	—	209	1,465

Net gain (loss) on investments	507,503,387	27,266,428	44,238,288	126,472,732

Net increase (decrease) in net assets resulting from operations	$495,459,258	$27,133,093	$45,454,777	$127,316,192

32	See Notes to Financial Statements.

June 30, 2019	Baron Select Funds

STATEMENTS OF OPERATIONS (Unaudited) (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2019

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$49,991,102	$182,640	$48,349	$23,159
Interest	666,481	31,921	173	1,696
Securities lending income, net	—	6,198	—	—
Foreign taxes withheld on dividends	(4,766,933)	(22,655)	(63)	—

Total income	45,890,650	198,104	48,459	24,855

Expenses:
Investment advisory fees (Note 4)	25,340,466	613,599	12,550	36,649
Distribution fees — Retail Shares (Note 4)	924,562	68,209	810	4,708
Shareholder servicing agent fees and expenses — Retail Shares	37,235	7,680	6,245	6,835
Shareholder servicing agent fees and expenses — Institutional Shares	100,090	7,535	4,864	4,912
Shareholder servicing agent fees and expenses — R6 Shares	189	116	9	19
Line of credit fees	20,235	598	11	—
Reports to shareholders	492,900	16,720	93	551
Registration and filing fees	175,900	51,120	17,480	40,990
Trustee fees and expenses	144,972	3,650	93	267
Professional fees	113,510	29,992	21,192	21,666
Custodian and fund accounting fees	1,617,440	32,271	20,018	19,735
Administration fees	34,787	22,316	22,045	22,046
Insurance expense	28,117	578	16	39
Miscellaneous expenses	23,637	2,157	2,153	2,269

Total operating expenses	29,054,040	856,541	107,579	160,686
Interest expense on borrowings	—	68	—	—

Total expenses	29,054,040	856,609	107,579	160,686
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(53,834)	(21,837)	(46,380)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(80,119)	(62,088)	(59,099)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(4,637)	(9,457)	(8,964)

Net expenses	29,054,040	718,019	14,197	46,243

Net investment income (loss)	16,836,610	(519,915)	34,262	(21,388)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	(112,578,054)[1]	(2,045,039)	(22,655)	(164,186)
Net realized gain (loss) on investments sold — “Affiliated “investments	(358,124)	—	—	—
Net realized gain (loss) on foreign currency transactions	(2,083,981)	255	(13)	(883)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	666,446,160 [2]	40,633,019 [3]	574,238	2,126,591
Investments — “Affiliated” investments	(1,291,339)	—	—	—
Foreign currency translations	(25,947)	(1,198)	2	—

Net gain (loss) on investments	550,108,715	38,587,037	551,572	1,961,522

Net increase (decrease) in net assets resulting from operations	$566,945,325	$38,067,122	$585,834	$1,940,134

[1]	Net of realized foreign capital gains tax of $11,648.
[2]	Increase in accrued foreign capital gains tax payable of $1,253,472.
[3]	Increase in accrued foreign capital gains tax payable of $85,955.

See Notes to Financial Statements.	33

Baron Select Funds	June 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(12,044,129)	$(22,090,669)	$(133,335)	$(616,876)	$1,216,489	$439,867
Net realized gain (loss)	24,969,153	15,081,645	7,430,013	(452,569)	(5,691,760)	3,571,665
Change in net unrealized appreciation (depreciation)	482,534,234	(40,849,029)	19,836,415	8,560,274	49,930,048	(56,982,737)

Increase (decrease) in net assets resulting from operations	495,459,258	(47,858,053)	27,133,093	7,490,829	45,454,777	(52,971,205)

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	—	—	(431,996)	—	(2,152,374)
Distributable earnings — Institutional Shares	—	—	—	(712,211)	—	(5,328,219)
Distributable earnings — R6 Shares	—	—	—	(944,300)	—	(421,535)
Return of capital — Retail Shares	—	—	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	—	—	—	(2,088,507)	—	(7,902,128)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	34,138,779	155,925,276	902,942	3,162,803	19,135,902	73,609,482
Proceeds from the sale of shares — Institutional Shares	75,315,493	314,519,421	6,180,386	12,083,506	53,014,828	186,489,970
Proceeds from the sale of shares — R6 Shares	435,631	119,688,432	1,195,934	70,752,895	1,322,558	15,256,024
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	—	421,927	—	2,122,207
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—	704,835	—	5,272,168
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	—	—	944,300	—	421,536
Cost of shares redeemed — Retail Shares	(92,026,319)	(219,787,541)	(1,853,226)	(6,467,613)	(14,751,566)	(56,403,653)
Cost of shares redeemed — Institutional Shares	(78,165,861)	(339,332,670)	(8,689,611)	(75,949,660)	(35,068,290)	(107,486,270)
Cost of shares redeemed — R6 Shares	(77,449)	(52,377)	(367)	(57,736)	(546,340)	(32,907)

Increase (decrease) in net assets derived from capital share transactions	(60,379,726)	30,960,541	(2,263,942)	5,595,257	23,107,092	119,248,557

Net increase (decrease) in net assets	435,079,532	(16,897,512)	24,869,151	10,997,579	68,561,869	58,375,224

Net Assets:
Beginning of period	1,955,157,573	1,972,055,085	203,805,753	192,808,174	226,448,254	168,073,030

End of period	$2,390,237,105	$1,955,157,573	$228,674,904	$203,805,753	$295,010,123	$226,448,254

Capital share transactions — Retail Shares
Shares sold	632,826	2,763,676	51,783	185,094	884,395	3,157,981
Shares issued in reinvestment of distributions	—	—	—	23,221	—	102,161
Shares redeemed	(1,652,645)	(4,088,270)	(107,261)	(383,305)	(676,690)	(2,477,734)

Net increase (decrease)	(1,019,819)	(1,324,594)	(55,478)	(174,990)	207,705	782,408

Capital share transactions — Institutional Shares
Shares sold	1,347,027	5,677,101	346,642	700,376	2,395,630	7,855,375
Shares issued in reinvestment of distributions	—	—	—	38,017	—	250,659
Shares redeemed	(1,391,087)	(6,172,617)	(485,399)	(4,517,080)	(1,616,318)	(4,691,537)

Net increase (decrease)	(44,060)	(495,516)	(138,757)	(3,778,687)	779,312	3,414,497

Capital share transactions — R6 Shares
Shares sold	7,755	2,213,681	66,766	4,217,821	64,063	594,888
Shares issued in reinvestment of dividends	—	—	—	50,906	—	20,056
Shares redeemed	(1,333)	(955)	(20)	(3,343)	(24,493)	(1,596)

Net increase (decrease)	6,422	2,212,726	66,746	4,265,384	39,570	613,348

34	See Notes to Financial Statements.

June 30, 2019	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Global Advantage Fund
	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$843,460	$640,121	$16,836,610	$30,304,500	$(519,915)	$(677,924)
Net realized gain (loss)	59,556,751	57,057,483	(115,020,159)	56,128,263	(2,044,784)	(2,940,241)
Change in net unrealized appreciation (depreciation)	66,915,981	(258,447,830)	665,128,874	(1,212,613,253)	40,631,821	(5,968,126)

Increase (decrease) in net assets resulting from operations	127,316,192	(200,750,226)	566,945,325	(1,126,180,490)	38,067,122	(9,586,291)

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	(26,442,877)	—	(1,117,756)	—	—
Distributable earnings — Institutional Shares	—	(44,416,235)	—	(19,835,537)	—	—
Distributable earnings — R6 Shares	—	(1,041,760)	—	(35,277)	—	—
Return of capital — Retail Shares	—	—	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	—	(71,900,872)	—	(20,988,570)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	8,412,780	46,383,253	97,015,134	437,158,440	45,943,487	48,440,480
Proceeds from the sale of shares — Institutional Shares	43,216,655	157,251,123	792,292,112	2,493,450,504	59,962,066	60,517,660
Proceeds from the sale of shares — R6 Shares	817,859	9,119,192	1,499,971	5,761,844	123,608	4,427,176
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	25,858,417	—	1,105,010	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	39,636,583	—	14,691,205	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	1,041,760	—	35,277	—	—
Cost of shares redeemed — Retail Shares	(36,357,773)	(183,064,021)	(232,112,791)	(589,651,543)	(9,226,607)	(27,107,071)
Cost of shares redeemed — Institutional Shares	(98,201,800)	(367,687,032)	(661,451,936)	(1,571,656,493)	(7,436,350)	(31,083,207)
Cost of shares redeemed — R6 Shares	(1,037,967)	(342,264)	(468,378)	(1,703,944)	(1,932)	(56,714)

Increase (decrease) in net assets derived from capital share transactions	(83,150,246)	(271,802,989)	(3,225,888)	789,190,300	89,364,272	55,138,324

Net increase (decrease) in net assets	44,165,946	(544,454,087)	563,719,437	(357,978,760)	127,431,394	45,552,033

Net Assets:
Beginning of period	543,195,259	1,087,649,346	4,610,785,524	4,968,764,284	89,160,414	43,608,381

End of period	$587,361,205	$543,195,259	$5,174,504,961	$4,610,785,524	$216,591,808	$89,160,414

Capital share transactions — Retail Shares
Shares sold	347,772	1,650,560	7,150,612	29,805,250	1,837,099	2,140,868
Shares issued in reinvestment of distributions	—	1,095,758	—	86,127	—	—
Shares redeemed	(1,493,520)	(6,912,902)	(17,323,197)	(42,512,468)	(374,813)	(1,229,922)

Net increase (decrease)	(1,145,748)	(4,166,584)	(10,172,585)	(12,621,091)	1,462,286	910,946

Capital share transactions — Institutional Shares
Shares sold	1,787,556	5,584,334	58,361,529	174,281,858	2,429,509	2,682,700
Shares issued in reinvestment of distributions	—	1,646,864	—	1,143,284	—	—
Shares redeemed	(3,960,192)	(13,937,485)	(48,339,651)	(116,693,326)	(304,906)	(1,416,631)

Net increase (decrease)	(2,172,636)	(6,706,287)	10,021,878	58,731,816	2,124,603	1,266,069

Capital share transactions — R6 Shares
Shares sold	33,877	299,573	108,525	393,021	4,845	193,795
Shares issued in reinvestment of dividends	—	43,450	—	2,743	—	—
Shares redeemed	(41,713)	(12,444)	(34,691)	(126,452)	(78)	(2,549)

Net increase (decrease)	(7,836)	330,579	73,834	269,312	4,767	191,246

See Notes to Financial Statements.	35

Baron Select Funds	June 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)

	Baron Real Estate Income Fund		Baron Health Care Fund
	For the Six Months Ended June 30, 2019	For the Period Ended December 31, 2018[1]	For the Six Months Ended June 30, 2019	For the Period Ended December 31, 2018[2]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$34,262	$47,741	$(21,388)	$(15,585)
Net realized gain (loss)	(22,668)	(193,314)	(165,069)	(321,493)
Change in net unrealized appreciation (depreciation)	574,240	(173,362)	2,126,591	(434,004)

Increase (decrease) in net assets resulting from operations	585,834	(318,935)	1,940,134	(771,082)

Distributions to shareholders from:
Distributable earnings — Retail Shares	(4,820)	(5,824)	—	—
Distributable earnings — Institutional Shares	(15,778)	(34,663)	—	—
Distributable earnings — R6 Shares	(2,543)	(6,188)	—	—
Return of capital — Retail Shares	—	(3,850)	—	—
Return of capital — Institutional Shares	—	(22,912)	—	—
Return of capital — R6 Shares	—	(4,091)	—	—

Decrease in net assets from distributions to shareholders	(23,141)	(77,528)	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	326,925	950,100	1,713,555	4,202,417
Proceeds from the sale of shares — Institutional Shares	86,886	2,223,055	489,342	4,913,431
Proceeds from the sale of shares — R6 Shares	—	444,807	70,962	792,587
Net asset value of shares issued in reinvestment of distributions — Retail Shares	4,517	8,610	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	15,777	57,574	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	2,543	10,278	—	—
Cost of shares redeemed — Retail Shares	(17,498)	(450,951)	(518,759)	(1,115,304)
Cost of shares redeemed — Institutional Shares	—	(20,650)	(183,303)	(401)
Cost of shares redeemed — R6 Shares	(39,434)	(49,910)	—	—

Increase (decrease) in net assets derived from capital share transactions	379,716	3,172,913	1,571,797	8,792,730

Net increase (decrease) in net assets	942,409	2,776,450	3,511,931	8,021,648

Net Assets:
Beginning of period	2,776,450	—	8,021,648	—

End of period	$3,718,859	$2,776,450	$11,533,579	$8,021,648

Capital share transactions — Retail Shares
Shares sold	32,277	97,663	160,983	401,745
Shares issued in reinvestment of distributions	443	903	—	—
Shares redeemed	(1,784)	(46,215)	(48,340)	(106,898)

Net increase (decrease)	30,936	52,351	112,643	294,847

Capital share transactions — Institutional Shares
Shares sold	9,029	223,106	46,354	472,023
Shares issued in reinvestment of distributions	1,543	5,999	—	—
Shares redeemed	—	(2,154)	(17,233)	(40)

Net increase (decrease)	10,572	226,951	29,121	471,983

Capital share transactions — R6 Shares
Shares sold	—	45,420	6,350	75,892
Shares issued in reinvestment of dividends	249	1,069	—	—
Shares redeemed	(4,070)	(5,001)	—	—

Net increase (decrease)	(3,821)	41,488	6,350	75,892

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.

36	See Notes to Financial Statements.

June 30, 2019	Baron Select Funds

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2019

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided (Used) from Operating Activities
Net increase (decrease) in net assets resulting from operations	$495,459,258
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(107,757,850)
Proceeds from sales of portfolio securities	102,215,205
Net purchases, sales and maturities of short term investments	439,881
Decrease in dividends and interest receivable	710,394
Decrease in prepaid expenses	182,080
Increase in accrued expenses	116,939
Net realized gain on investments	(24,969,153)
Change in net unrealized appreciation of investments	(482,534,234)

Net cash provided (used) by operating activities	$(16,137,480)

Cash Provided in Financing Activities
Proceeds from shares sold	116,073,596
Payment for shares redeemed	(171,873,673)
Increase in payable for borrowings against line of credit	72,000,000

Net cash provided (used) in financing activities	16,199,923

Net increase in cash	62,443
Cash at beginning of period	—

Cash at end of period	62,443

Supplemental cash flow information:
Interest paid	$10,676,919

See Notes to Financial Statements.	37

Baron Select Funds	June 30, 2019

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers nine series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund, Baron Health Care Fund, and Baron WealthBuilder Fund, which are non-diversified; and Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. Baron WealthBuilder Fund is presented in a separate report. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Real Estate Income Fund invests its assets in U.S. and non-U.S. real estate income-producing securities and other real estate securities. Baron Health Care Fund invests its assets primarily in equity securities engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. On April 29, 2019, Baron Energy and Resources Fund ceased operations and liquidated all remaining assets on a pro rata basis to shareholders.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses, and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms, or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with BAMCO, Inc. (the “Adviser”), and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark

June 30, 2019	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

curves, trade execution data, sensitivity analysis, when available, or intrinsic value, which is calculated as the price of the common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides model prices derived by applying daily fair value factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor does not provide an evaluated price, securities are valued based on their most recent closing prices and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the NAV is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

Baron Global Advantage Fund participated in securities lending activities during the six months ended June 30, 2019; however there were no securities on loan at June 30, 2019.

e) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at June 30, 2019, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

f) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

g) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

Baron Select Funds	June 30, 2019

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late-year loss deferral, post-October loss deferral, and wash sale loss deferral.

j) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Fund Diversification and Concentration.  Certain of the Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2019 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$104,431,692	$110,430,555
Baron Focused Growth Fund	5,661,002	12,706,470
Baron International Growth Fund	94,813,441	73,317,476
Baron Real Estate Fund	209,654,304	304,715,035
Baron Emerging Markets Fund	1,634,392,939	1,604,061,379
Baron Global Advantage Fund	87,014,497	8,595,452
Baron Real Estate Income Fund	1,323,642	954,597
Baron Health Care Fund	4,281,176	2,886,538

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, and Baron Emerging Markets Fund equal to 1% per annum of the average daily net assets of the respective Fund. The Adviser receives a fee payable monthly from Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, and Baron Health Care Fund equal to 0.88%, 0.85%, 0.75% and 0.75%, respectively, per annum of the average daily net assets of the respective Fund. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

June 30, 2019	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, other funds in the Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the six months ended June 30, 2019, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron Emerging Markets Fund	$611,252	$781,980	$(194,773)
Baron Global Advantage Fund	—	281,360	629
Baron Real Estate Fund	—	336,499	(41,617)
Baron Real Estate Income Fund	—	5,205	(936)

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $750 million. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on October 30, 2019. Baron Partners Fund may borrow up to the lesser of $750 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Effective Rate or the one month LIBOR Rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the six months ended June 30, 2019, interest expense incurred on these loans amounted to $10,816,550. During the six months ended June 30, 2019, Baron Partners Fund had an average daily balance on the line of credit of $ 648.3 million at a weighted average interest rate of 3.36%. At June 30, 2019, Baron Partners Fund had an outstanding balance in the amount of $673,500,000.

The Funds, (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $100 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $100 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Effective Rate or the one month LIBOR Rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets. During the six months ended June 30, 2019, Baron Focused Growth Fund, Baron Real Estate Fund, and Baron Global Advantage Fund had borrowings under the line of credit and incurred interest expense of $10,459, $1,403, and $68, respectively. For the 32 days during which there were borrowings, Baron Focused Growth Fund had an average daily balance on the line of credit of $3.4 million at a weighted average interest rate of 3.54%. For the 3 days during which there were borrowings, Baron Real Estate Fund had an average daily balance on the line of credit of $4.8 million at a weighted average interest rate of 3.56%. For the 1 day during which there were borrowings, Baron Global Advantage Fund had a balance on the line of credit of $0.7 million at an interest rate of 3.50%.

Baron Select Funds	June 30, 2019

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6. RESTRICTED SECURITIES

At June 30, 2019, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At June 30, 2019, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$56,898,404

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017, 4/5/2018	100,030,147

Private Partnerships
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	204,636

Total Restricted Securities:		$157,133,187

(Cost $98,250,037)† (6.57% of Net Assets)

	Baron Focused Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$5,354,982

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017, 4/5/2018	7,028,145

Total Restricted Securities:		$12,383,127

(Cost $7,449,906)† (5.42% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

June 30, 2019	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of June 30, 2019 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,899,136,043	$—	$—	$2,899,136,043
Private Common Stocks	—	—	56,898,404	56,898,404
Private Preferred Stocks	—	—	100,030,147	100,030,147
Private Partnerships	—	—	204,636	204,636

Total Investments	$2,899,136,043	$—	$157,133,187	$3,056,269,230

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$210,707,649	$—	$—	$210,707,649
Private Common Stocks	—	—	5,354,982	5,354,982
Private Preferred Stocks	—	—	7,028,145	7,028,145
Short Term Investments	—	5,404,221	—	5,404,221

Total Investments	$210,707,649	$5,404,221	$12,383,127	$228,494,997

	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$135,520,377	$146,373,533	$—	$281,893,910
Short Term Investments	—	12,018,286	—	12,018,286

Total Investments	$135,520,377	$158,391,819	$—	$293,912,196

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$565,027,315	$11,270,944	$—	$576,298,259
Short Term Investments	—	13,161,625	—	13,161,625

Total Investments	$565,027,315	$24,432,569	$—	$589,459,884

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,761,666,553	$3,225,607,243	$—	$4,987,273,796
Short Term Investments	—	174,675,889	—	174,675,889

Total Investments	$1,761,666,553	$3,400,283,132	$—	$5,161,949,685

†	See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	June 30, 2019

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$183,991,731	$21,185,531	$—	$205,177,262
Short Term Investments	—	21,981,314	—	21,981,314

Total Investments	$183,991,731	$43,166,845	$—	$227,158,576

	Baron Real Estate Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$3,596,066	$26,192	$—	$3,622,258
Short Term Investments	—	154,044	—	154,044

Total Investments	$3,596,066	$180,236	$—	$3,776,302

	Baron Health Care Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$10,880,118	$231,472	$—	$11,111,590
Short Term Investments	—	400,322	—	400,322

Total Investments	$10,880,118	$631,794	$—	$11,511,912

†	See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2018	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2019	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2019
Private Common Stocks
Industrials	$46,723,583	$—	$—	$10,174,821	$—	$—	$—	$—	$56,898,404	$10,174,821

Private Preferred Stocks
Industrials	82,142,319	—	—	17,887,828	—	—	—	—	100,030,147	17,887,828

Private Partnerships
Financials	197,058	—	—	7,578	—	—		—	204,636	7,578

Total	$129,062,960	$—	$—	$28,070,227	$—	$—	$—	$—	$157,133,187	$28,070,227

June 30, 2019	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Focused Growth Fund

Investments in Securities	Balance as of December 31, 2018	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of June 30, 2019	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at June 30, 2019
Private Common Stocks
Industrials	$4,397,380	$—	$—	$957,602	$—	$—	$—	$—	$5,354,982	$957,602

Private Preferred Stocks
Industrials	5,771,342	—	—	1,256,803	—	—	—	—	7,028,145	1,256,803

Total	$10,168,722	$—	$—	$2,214,405	$—	$—	$—	$—	$12,383,127	$2,214,405

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of June 30, 2019 were as follows:

Baron Partners Fund

Sector	Company	Fair Value as of June 30, 2019	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2019	Range used on June 30, 2019
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$156,928,551*	Combination of discounted cash flow analysis, current value via comparable companies, option- pricing, and arms- length transaction methods	Change in the composite equity index of comparable companies	2.21%	(1.22)% - 4.16%
				Discount for lack of marketability	3.49%	3.49%
				Estimated volatility of the returns of equity[1]	30.55%	21.52% - 66.37%

Baron Focused Growth Fund

Sector	Company	Fair Value as of June 30, 2019	Valuation Technique	Unobservable Input	Weighted Average used on June 30, 2019	Range used on June 30, 2019
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$12,383,127*	Combination of discounted cash flow analysis, current value via comparable companies, option- pricing, and arms- length transaction methods	Change in the composite equity index of comparable companies	2.21%	(1.22)% - 4.16%
				Discount for lack of marketability	3.49%	3.49%
				Estimated volatility of the returns of equity[1]	30.55%	21.52% - 66.37%

[1]

The volatility was calculated as a weighted-average of the volatilities used for the two business segments of the company. Each business segment’s volatility was calculated as the simple average volatilities of comparable companies relevant to that business segment.

*	The fair value as of June 30, 2019 includes a third party transaction price.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

Baron Select Funds	June 30, 2019

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral, and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2019, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Cost of investments	$1,498,752,026	$116,951,557	$248,777,215	$424,600,911

Gross tax unrealized appreciation	1,577,692,440	112,390,498	62,645,223	170,773,781
Gross tax unrealized depreciation	(20,175,236)	(847,058)	(17,510,242)	(5,914,808)

Net tax unrealized appreciation (depreciation)	1,557,517,204	111,543,440	45,134,981	164,858,973
Net tax unrealized currency appreciation (depreciation)	—	—	489	2
Accumulated net investment income (loss)	(27,228,994)	(806,008)	1,949,930	2,983,574
Accumulated net realized gain (loss)	23,998,395	6,850,870	(9,402,077)	55,525,255
Paid-in capital	835,950,500	111,086,602	257,326,800	363,993,401

Net Assets	$2,390,237,105	$228,674,904	$295,010,123	$587,361,205

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Cost of investments	$4,556,446,474	$180,200,904	$3,375,424	$9,819,325

Gross tax unrealized appreciation	952,072,299	51,055,780	456,477	1,838,282
Gross tax unrealized depreciation	(346,569,088)	(4,098,108)	(55,599)	(145,695)

Net tax unrealized appreciation (depreciation)	605,503,211	46,957,672	400,878	1,692,587
Net tax unrealized currency appreciation (depreciation)	(1,676,651)	(87,474)	—	—
Accumulated net investment income (loss)	48,846,276	(1,192,084)	12,667	(37,113)
Accumulated net realized gain (loss)	(212,816,780)	(5,322,623)	(216,267)	(470,977)
Paid-in capital	4,734,648,905	176,236,317	3,521,581	10,349,082

Net Assets	$5,174,504,961	$216,591,808	$3,718,859	$11,533,579

As of December 31, 2018, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Short term:
No expiration date	$—	$40,867	$—	$—

Long term:
No expiration date	$—	$1,210,949	$—	$—

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Short term:
No expiration date	$20,243,458	$3,835,504	$122,398	$211,654

Long term:
No expiration date	$—	$80,673	$—	$—

June 30, 2019	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The tax character of distributions paid during the six months ended June 30, 2019 and for the year ended December 31, 2018 was as follows:

	Six Months Ended June 30, 2019			Year Ended December 31, 2018

Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$—	$—	$—	$—	$—
Baron Focused Growth Fund	—	—	—	—	2,088,507	—
Baron International Growth Fund	—	—	—	617,685	7,284,443	—
Baron Real Estate Fund	—	—	—	1,388,009	70,512,863	—
Baron Emerging Markets Fund	—	—	—	20,988,570	—	—
Baron Global Advantage Fund	—	—	—	—	—	—
Baron Real Estate Income Fund	23,141	—	—	46,675	—	30,853
Baron Health Care Fund	—	—	—	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2018, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of June 30, 2019, the officers, trustees and portfolio managers owned, directly or indirectly, 55.28% of Baron Focused Growth Fund, 62.50% of Baron Real Estate Income Fund, and 39.60% of Baron Health Care Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron Real Estate Income Fund, and Baron Health Care Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON EMERGING MARKETS FUND

Name of Issuer	Value at December 31, 2018	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at June 30, 2019	Value at June 30, 2019	% of Net Assets at June 30, 2019
“Affiliated” Company as of June 30, 2019:
Lekoil Ltd.	$3,217,929	$—	$29,639	$(1,291,339)	$(358,124)	$—	32,312,623	$1,538,827	0.03%

[1]

An “Affiliated” Company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the six months ended June 30, 2019.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has elected to early adopt this guidance and the amendments are reflected in the current financial statements.

Baron Select Funds	June 30, 2019

FINANCIAL HIGHLIGHTS (Unaudited)

BARON PARTNERS FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)	Total expenses (%)		Less: interest expense (%)	Net Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30

2019	47.77	(0.33)[1]	12.47	12.14	0.00	0.00	0.00	59.91	25.41 [2]	2.30	[3]	(0.97)[3]	1.33	[3]	(1.21)[3]	1,213.4	3.64	[2]

Year Ended December 31,

2018	48.75	(0.61)[1]	(0.37)	(0.98)	0.00	0.00	0.00	47.77	(2.01)	2.03		(0.71)	1.32		(1.13)	1,016.2	8.09

2017	37.06	(0.38)[1]	12.07	11.69	0.00	0.00	0.00	48.75	31.54	1.79		(0.45)	1.34		(0.84)	1,101.7	26.19

2016	35.62	(0.11)[1]	1.55	1.44	0.00	0.00	0.00	37.06	4.04	1.78		(0.43)	1.35		(0.31)	913.9	15.59

2015	36.74	(0.05)[1]	(0.95)	(1.00)	(0.12)	0.00	(0.12)	35.62	(2.71)	1.52		(0.20)	1.32		(0.13)	1,107.5	17.08

2014	33.32	0.23 [1]	3.19	3.42	0.00	0.00	0.00	36.74	10.26	1.51		(0.19)	1.32		0.66	1,256.3	30.82

2013	22.56	(0.19)[1]	10.95	10.76	0.00	0.00	0.00	33.32	47.69	1.67		(0.29)	1.38		(0.66)	1,125.6	18.57

2012	19.39	(0.04)[1]	3.21	3.17	0.00	0.00	0.00	22.56	16.35	1.74		(0.34)	1.40		(0.18)	653.7	13.04

2011	20.57	(0.14)[1]	(1.04)	(1.18)	0.00	0.00	0.00	19.39	(5.74)	1.71		(0.36)	1.35		(0.69)	970.4	16.96

2010	15.64	(0.09)[1]	5.02	4.93	0.00	0.00	0.00	20.57	31.52	1.71		(0.34)	1.37		(0.51)	1,251.9	15.85

INSTITUTIONAL SHARES

Six Months Ended June 30,

2019	48.86	(0.27)[1]	12.76	12.49	0.00	0.00	0.00	61.35	25.56 [2]	2.04	[3]	(0.97)[3]	1.07	[3]	(0.95)[3]	1,021.5	3.64	[2]

Year Ended December 31,

2018	49.73	(0.49)[1]	(0.38)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.77		(0.71)	1.06		(0.88)	815.6	8.09

2017	37.70	(0.27)[1]	12.30	12.03	0.00	0.00	0.00	49.73	31.91	1.53		(0.45)	1.08		(0.58)	854.9	26.19

2016	36.15	(0.02)[1]	1.57	1.55	0.00	0.00	0.00	37.70	4.29	1.52		(0.43)	1.09		(0.05)	645.3	15.59

2015	37.28	0.04 [1]	(0.95)	(0.91)	(0.22)	0.00	(0.22)	36.15	(2.43)	1.26		(0.20)	1.06		0.11	793.3	17.08

2014	33.72	0.25 [1]	3.31	3.56	0.00	0.00	0.00	37.28	10.56	1.26		(0.20)	1.06		0.69	681.5	30.82

2013	22.78	(0.12)[1]	11.06	10.94	0.00	0.00	0.00	33.72	48.02	1.41		(0.30)	1.11		(0.41)	349.0	18.57

2012	19.52	0.04 [1]	3.22	3.26	0.00	0.00	0.00	22.78	16.70	1.48		(0.35)	1.13		0.18	146.5	13.04

2011	20.66	(0.08)[1]	(1.06)	(1.14)	0.00	0.00	0.00	19.52	(5.52)	1.45		(0.36)	1.09		(0.41)	123.7	16.96

2010	15.66	(0.06)[1]	5.06	5.00	0.00	0.00	0.00	20.66	31.93	1.45		(0.34)	1.11		(0.36)	119.9	15.85

R6 SHARES

Six Months Ended June 30,

2019	48.86	(0.27)[1]	12.77	12.50	0.00	0.00	0.00	61.36	25.58 [2]	2.04	[3]	(0.97)[3]	1.07	[3]	(0.95)[3]	155.3	3.64	[2]

Year Ended December 31,

2018	49.73	(0.46)[1]	(0.41)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.79		(0.73)	1.06		(0.82)	123.4	8.09

2017	37.71	(0.26)[1]	12.28	12.02	0.00	0.00	0.00	49.73	31.88	1.52		(0.45)	1.07		(0.55)	15.5	26.19

2016[4]	38.61	(0.01)[1]	(0.89)	(0.90)	0.00	0.00	0.00	37.71	(2.33)[2]	1.62	[3]	(0.53)[3]	1.09	[3]	(0.04)[3]	8.3	15.59

[1]	Based on average shares outstanding.
[2]	Not Annualized.
[3]	Annualized.
[4]	For the period August 31, 2016 (initial offering of R6 shares) to December 31, 2016.

48	See Notes to Financial Statements.

June 30, 2019	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:							Ratios to Average Net Assets:										Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Total expenses (%)		Less: Interest expense (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2019	15.81	(0.03)[1]	2.12	2.09	0.00	0.00	0.00	0.00	17.90	13.22	[3,4]	1.42	[5]	(0.01)[5]		1.41	[5]	(0.06)[5]	1.35	[5]	(0.32)[5]	45.3	2.59	[4]

Year Ended December 31,

2018	15.38	(0.08)[1]	0.68	0.60	0.00	(0.17)	0.00	(0.17)	15.81	3.75	[3]	1.39		0.00	[8]	1.39		(0.04)	1.35		(0.49)	40.9	1.85

2017	12.43	(0.09)[1]	3.36	3.27	(0.00)[2]	(0.32)	0.00	(0.32)	15.38	26.36	[3]	1.40		0.00		1.40		(0.05)	1.35		(0.64)	42.4	11.48

2016	13.09	0.01 [1]	0.08	0.09	0.00	(0.75)	0.00	(0.75)	12.43	0.67	[3]	1.43		0.00		1.43		(0.08)	1.35		0.11	37.7	14.31

2015	14.21	(0.01)[1]	(0.35)	(0.36)	(0.02)	(0.74)	0.00	(0.76)	13.09	(2.42)[3]		1.39		0.00		1.39		(0.04)	1.35		(0.10)	43.7	12.18

2014	13.97	0.04 [1]	0.29	0.33	0.00	(0.09)	0.00	(0.09)	14.21	2.35	[3]	1.39		0.00		1.39		(0.04)	1.35		0.31	46.1	36.92

2013	11.26	(0.07)[1]	2.95	2.88	(0.17)	0.00	0.00	(0.17)	13.97	25.69	[3]	1.42		0.00		1.42		(0.07)	1.35		(0.53)	47.6	33.67

2012	9.71	0.24 [1]	1.31	1.55	0.00	0.00	0.00	0.00	11.26	15.96	[3]	1.48		0.00		1.48		(0.13)	1.35		2.30	31.4	38.38

2011	9.85	(0.07)[1]	(0.07)	(0.14)	0.00	0.00	0.00	0.00	9.71	(1.42)[3]		1.48		0.00		1.48		(0.13)	1.35		(0.69)	28.3	44.58

2010	8.14	(0.01)[1]	2.05	2.04	(0.33)	0.00	0.00	(0.33)	9.85	25.17	[3]	1.47		0.00		1.47		(0.12)	1.35		(0.16)	46.4	24.08

INSTITUTIONAL SHARES

Six Months Ended June 30,

2019	16.15	(0.01)[1]	2.17	2.16	0.00	0.00	0.00	0.00	18.31	13.37	[3,4]	1.14	[5]	(0.01)[5]		1.13	[5]	(0.03)[5]	1.10	[5]	(0.08)[5]	77.7	2.59	[4]

Year Ended December 31,

2018	15.66	(0.05)[1]	0.71	0.66	0.00	(0.17)	0.00	(0.17)	16.15	4.07		1.09		0.00	[8]	1.09		0.00	1.09		(0.30)	70.7	1.85

2017	12.63	(0.06)[1]	3.41	3.35	(0.00)[2]	(0.32)	0.00	(0.32)	15.66	26.59	[3]	1.12		0.00		1.12		(0.02)	1.10		(0.39)	127.8	11.48

2016	13.25	0.05 [1]	0.08	0.13	0.00	(0.75)	0.00	(0.75)	12.63	0.97	[3]	1.13		0.00		1.13		(0.03)	1.10		0.37	128.9	14.31

2015	14.37	0.02 [1]	(0.34)	(0.32)	(0.06)	(0.74)	0.00	(0.80)	13.25	(2.12)		1.09		0.00		1.09		0.00	1.09		0.16	140.5	12.18

2014	14.10	0.08 [1]	0.28	0.36	0.00	(0.09)	0.00	(0.09)	14.37	2.54		1.09		0.00		1.09		0.00	1.09		0.56	149.2	36.92

2013	11.35	(0.04)[1]	2.99	2.95	(0.20)	0.00	0.00	(0.20)	14.10	26.09	[3]	1.12		0.00		1.12		(0.02)	1.10		(0.28)	148.4	33.67

2012	9.77	0.26 [1]	1.32	1.58	0.00	0.00	0.00	0.00	11.35	16.17	[3]	1.16		0.00		1.16		(0.06)	1.10		2.53	87.9	38.38

2011	9.88	(0.04)[1]	(0.07)	(0.11)	0.00	0.00	0.00	0.00	9.77	(1.11)[3]		1.18		0.00		1.18		(0.08)	1.10		(0.40)	63.6	44.58

2010	8.15	0.01 [1]	2.05	2.06	(0.33)	0.00	0.00	(0.33)	9.88	25.39	[3]	1.19		0.00		1.19		(0.09)	1.10		0.08	44.3	24.08

R6 SHARES

Six Months Ended June 30,

2019	16.16	(0.01)[1]	2.16	2.15	0.00	0.00	0.00	0.00	18.31	13.30	[3,4]	1.13	[5]	(0.01)[5]		1.12	[5]	(0.02)[5]	1.10	[5]	(0.07)[5]	105.7	2.59	[4]

Year Ended December 31,

2018	15.67	(0.03)[1]	0.69	0.66	0.00	(0.17)	0.00	(0.17)	16.16	4.07	[3]	1.10		0.00	[8]	1.10		(0.00)[7]	1.10		(0.18)	92.2	1.85

2017	12.63	(0.06)[1]	3.42	3.36	(0.00)[2]	(0.32)	0.00	(0.32)	15.67	26.67	[3]	1.10		0.00		1.10		(0.00)[7]	1.10		(0.38)	22.6	11.48

2016[6]	13.87	0.02 [1]	(0.51)	(0.49)	0.00	(0.75)	0.00	(0.75)	12.63	(3.55)[3,4]		1.14	[5]	0.00		1.14	[5]	(0.04)[5]	1.10	[5]	0.53 [5]	8.6	14.31

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Less than 0.01%
[8]	Interest expense rounds to less than 0.01%

See Notes to Financial Statements.	49

Baron Select Funds	June 30, 2019

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2019	19.00	0.08	[1]	3.67	3.75	0.00	0.00	0.00	22.75	19.74	[3,4]	1.32	[5]	(0.12)[5]	1.20	[5]	0.75 [5]	76.3	29.03	[4]

Year Ended December 31,

2018	23.90	(0.01)[1]		(4.21)	(4.22)	0.00	(0.68)	(0.68)	19.00	(17.90)[3]		1.34	[7]	(0.14)	1.20		(0.03)	59.8	50.83

2017	18.09	(0.06)[1]		6.72	6.66	0.00	(0.85)	(0.85)	23.90	36.94	[3]	1.51		(0.14)	1.37		(0.28)	56.5	31.44

2016	18.05	(0.03)[1]		0.24	0.21	(0.01)	(0.16)	(0.17)	18.09	1.14	[3]	1.65		(0.15)	1.50		(0.16)	41.8	38.90

2015	17.94	0.03	[1]	0.19	0.22	(0.08)	(0.03)	(0.11)	18.05	1.23	[3]	1.59		(0.09)	1.50		0.15	44.9	42.85

2014	18.91	0.03	[1]	(0.46)	(0.43)	(0.00)[2]	(0.54)	(0.54)	17.94	(2.33)[3]		1.63		(0.13)	1.50		0.14	53.0	34.67

2013	15.55	(0.01)[1]		3.37	3.36	0.00	0.00	0.00	18.91	21.61	[3]	1.74		(0.24)	1.50		(0.05)	17.0	40.60

2012	13.20	(0.02)[1]		2.37	2.35	0.00	0.00	0.00	15.55	17.80	[3]	1.78		(0.28)	1.50		(0.16)	15.6	39.02

2011	17.29	(0.01)[1]		(2.78)	(2.79)	(0.04)	(1.26)	(1.30)	13.20	(16.35)[3]		1.73		(0.23)	1.50		(0.05)	11.7	53.20

2010	14.11	0.01	[1]	3.38	3.39	0.00	(0.21)	(0.21)	17.29	24.22	[3]	1.76		(0.26)	1.50		0.07	15.3	32.70

INSTITUTIONAL SHARES

Six Months Ended June 30,

2019	19.29	0.11	[1]	3.72	3.83	0.00	0.00	0.00	23.12	19.85	[3,4]	1.05	[5]	(0.10)[5]	0.95	[5]	0.97 [4]	202.9	29.03	[4]

Year Ended December 31,

2018	24.19	0.06	[1]	(4.28)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.07	[7]	(0.12)	0.95		0.26	154.2	50.83

2017	18.25	(0.01)[1]		6.80	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.23		(0.12)	1.11		(0.06)	110.8	31.44

2016	18.17	0.01	[1]	0.24	0.25	(0.01)	(0.16)	(0.17)	18.25	1.35	[3]	1.36		(0.11)	1.25		0.07	45.4	38.90

2015	18.09	0.08	[1]	0.19	0.27	(0.16)	(0.03)	(0.19)	18.17	1.48	[3]	1.31		(0.06)	1.25		0.41	53.7	42.85

2014	19.05	0.12	[1]	(0.50)	(0.38)	(0.04)	(0.54)	(0.58)	18.09	(2.07)[3]		1.34		(0.09)	1.25		0.64	52.3	34.67

2013	15.63	0.03	[1]	3.39	3.42	(0.00)[2]	0.00	(0.00)[2]	19.05	21.89	[3]	1.37		(0.12)	1.25		0.20	45.4	40.60

2012	13.25	0.01	[1]	2.40	2.41	(0.03)	0.00	(0.03)	15.63	18.17	[3]	1.40		(0.15)	1.25		0.09	39.0	39.02

2011	17.36	0.03	[1]	(2.79)	(2.76)	(0.09)	(1.26)	(1.35)	13.25	(16.13)[3]		1.38		(0.13)	1.25		0.19	30.5	53.20

2010	14.13	0.05	[1]	3.39	3.44	0.00	(0.21)	(0.21)	17.36	24.54	[3]	1.40		(0.15)	1.25		0.31	37.4	32.70

R6 SHARES

Six Months Ended June 30,

2019	19.29	0.11	[1]	3.72	3.83	0.00	0.00	0.00	23.12	19.85	[3,4]	1.05	[5]	(0.10)[5]	0.95	[5]	0.96 [5]	15.8	29.03	[4]

Year Ended December 31,

2018	24.19	0.07	[1]	(4.29)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[3]		1.06	[7]	(0.11)	0.95		0.31	12.4	50.83

2017	18.25	(0.02)[1]		6.81	6.79	0.00	(0.85)	(0.85)	24.19	37.33	[3]	1.22		(0.12)	1.10		(0.10)	0.8	31.44

2016[6]	19.15	(0.02)[1]		(0.71)	(0.73)	(0.01)	(0.16)	(0.17)	18.25	(3.83)[3,4]		1.38	[5]	(0.14)[5]	1.24	[5]	(0.31)[5]	0.4	38.90

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.
[6]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[7]	Interest expense rounds to less than 0.01%.

50	See Notes to Financial Statements.

June 30, 2019	Baron Real Estate Fund

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2019	20.77	0.02	[1]	4.96	4.98	0.00	0.00	0.00	0.00	25.75	23.98	[5]	1.33	[6,8]	0.00	1.33	[6]	0.13 [6]	234.6	35.86	[5]

Year Ended December 31,

2018	29.58	(0.03)[1]		(6.28)	(6.31)	0.00	(2.50)	0.00	(2.50)	20.77	(22.22)		1.32	[8]	0.00	1.32		(0.10)	213.0	56.47

2017	23.67	0.00	[1,3]	7.32	7.32	0.00	(1.41)	0.00	(1.41)	29.58	31.04		1.32		0.00	1.32		0.01	426.7	44.56

2016	24.24	(0.02)[1]		(0.47)	(0.49)	0.00	(0.08)	0.00	(0.08)	23.67	(2.01)		1.33		0.00	1.33		(0.07)	434.0	55.50

2015	25.92	(0.06)[1]		(1.14)	(1.20)	(0.01)	(0.47)	0.00	(0.48)	24.24	(4.65)		1.31		0.00	1.31		(0.23)	788.9	50.50

2014	22.25	0.04	[1]	3.66	3.70	(0.03)	0.00	0.00	(0.03)	25.92	16.61		1.32		0.00	1.32		0.17	782.8	24.40

2013	17.52	(0.05)[1]		4.80	4.75	0.00	(0.02)	0.00	(0.02)	22.25	27.12		1.35		0.00	1.35		(0.23)	539.5	19.36

2012	12.51	0.01	[1]	5.31	5.32	0.00	(0.31)	0.00	(0.31)	17.52	42.60	[4]	1.76		(0.41)	1.35		0.07	53.6	30.14

2011	12.66	(0.01)[1]		0.07 [2]	0.06	(0.00)[3]	(0.21)	0.00	(0.21)	12.51	0.63	[4]	2.33		(0.98)	1.35		(0.08)	10.9	70.99

2010	10.00	0.02	[1]	2.64	2.66	0.00	0.00	0.00	0.00	12.66	26.60	[4]	4.35		(3.00)	1.35		0.14	5.5	58.03

INSTITUTIONAL SHARES

Six Months Ended June 30,

2019	21.10	0.05	[1]	5.04	5.09	0.00	0.00	0.00	0.00	26.19	24.12	[5]	1.08	[6,8]	0.00	1.08	[6]	0.38 [6]	341.4	35.86	[5]

Year Ended December 31,

2018	30.01	0.05	[1]	(6.39)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.04)		1.06	[8]	0.00	1.06		0.17	320.9	56.47

2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42		1.06		0.00	1.06		0.26	657.6	44.56

2016	24.51	0.04	[1]	(0.47)	(0.43)	0.00	(0.08)	(0.07)	(0.15)	23.93	(1.75)		1.07		0.00	1.07		0.19	514.6	55.50

2015	26.14	0.01	[1]	(1.16)	(1.15)	(0.01)	(0.47)	0.00	(0.48)	24.51	(4.42)		1.06		0.00	1.06		0.04	992.8	50.50

2014	22.43	0.11	[1]	3.68	3.79	(0.08)	0.00	0.00	(0.08)	26.14	16.93		1.06		0.00	1.06		0.44	919.7	24.40

2013	17.64	0.03	[1]	4.81	4.84	(0.00)[3]	(0.02)	(0.03)	(0.05)	22.43	27.48		1.09		0.00	1.09		0.15	486.1	19.36

2012	12.56	0.06	[1]	5.33	5.39	0.00	(0.31)	0.00	(0.31)	17.64	42.99	[4]	1.44		(0.34)	1.10		0.36	35.5	30.14

2011	12.69	0.02	[1]	0.07 [2]	0.09	(0.01)	(0.21)	0.00	(0.22)	12.56	0.80	[4]	2.14		(1.04)	1.10		0.17	4.9	70.99

2010	10.00	0.04	[1]	2.65	2.69	0.00	0.00	0.00	0.00	12.69	26.90	[4]	4.26		(3.16)	1.10		0.36	3.2	58.03

R6 SHARES

Six Months Ended June 30,

2019	21.10	0.05	[1]	5.04	5.09	0.00	0.00	0.00	0.00	26.19	24.12	[5]	1.07	[6,8]	0.00	1.07	[6]	0.41 [6]	11.4	35.86	[5]

Year Ended December 31,

2018	30.01	0.09	[1]	(6.43)	(6.34)	(0.07)	(2.50)	0.00	(2.57)	21.10	(22.03)		1.07	[8]	0.00	1.07		0.31	9.3	56.47

2017	23.93	0.07	[1]	7.42	7.49	0.00	(1.41)	0.00	(1.41)	30.01	31.42		1.06		0.00	1.06		0.26	3.3	44.56

2016[7]	21.80	0.02	[1]	2.26	2.28	0.00	(0.08)	(0.07)	(0.15)	23.93	10.47	[5]	1.07	[6]	0.00	1.07	[6]	0.08 [6]	2.0	55.50

[1]	Based on average shares outstanding.
[2]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.
[7]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[8]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	51

Baron Select Funds	June 30, 2019

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:							Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2019	12.45	0.03	[1]	1.48	1.51	0.00	0.00	0.00	0.00	13.96	12.13	[3]	1.36	[4]	0.00	1.36	[4]	0.39 [4]	702.8	33.37	[3]

Year Ended December 31,

2018	15.33	0.05	[1]	(2.91)	(2.86)	(0.02)	0.00	0.00	(0.02)	12.45	(18.67)		1.36		0.00	1.36		0.36	753.5	43.27

2017	10.95	0.03	[1]	4.39	4.42	(0.04)	0.00	(0.00)[6]	(0.04)	15.33	40.34		1.36		0.00	1.36		0.23	1,121.4	30.75

2016	10.57	0.04	[1]	0.36	0.40	(0.02)	0.00	0.00	(0.02)	10.95	3.75		1.38		0.00	1.38		0.33	768.5	25.31

2015	11.91	0.03	[1]	(1.36)	(1.33)	(0.01)	0.00	0.00	(0.01)	10.57	(11.16)		1.45		0.00	1.45		0.25	665.5	26.34

2014	11.54	0.07	[1]	0.33	0.40	(0.03)	0.00	0.00	(0.03)	11.91	3.47	[2]	1.52		(0.02)	1.50		0.56	649.7	23.38

2013	10.06	(0.06)[1]		1.54	1.48	0.00	0.00	0.00	0.00	11.54	14.71	[2]	1.90		(0.40)	1.50		(0.53)	259.6	14.68

2012	8.28	(0.04)[1]		1.94	1.90	(0.12)	0.00	0.00	(0.12)	10.06	22.98	[2]	4.01		(2.51)	1.50		(0.39)	2.9	42.68

2011	10.00	(0.03)[1]		(1.69)	(1.72)	0.00	0.00	0.00	0.00	8.28	(17.20)[2]		4.49		(2.99)	1.50		(0.32)	2.0	45.86

INSTITUTIONAL SHARES

Six Months Ended June 30,

2019	12.47	0.05	[1]	1.48	1.53	0.00	0.00	0.00	0.00	14.00	12.27	[3]	1.11	[4]	0.00	1.11	[4]	0.71 [4]	4,462.5	33.37	[3]

Year Ended December 31,

2018	15.37	0.09	[1]	(2.93)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.47	(18.49)		1.10		0.00	1.10		0.62	3,850.0	43.27

2017	10.98	0.06	[1]	4.40	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.37	40.63		1.10		0.00	1.10		0.47	3,842.5	30.75

2016	10.59	0.06	[1]	0.37	0.43	(0.04)	0.00	0.00	(0.04)	10.98	4.08		1.13		0.00	1.13		0.57	1,832.8	25.31

2015	11.94	0.06	[1]	(1.37)	(1.31)	(0.04)	0.00	0.00	(0.04)	10.59	(10.97)		1.20		0.00	1.20		0.49	1,040.9	26.34

2014	11.56	0.09	[1]	0.34	0.43	(0.05)	0.00	0.00	(0.05)	11.94	3.75	[2]	1.27		(0.02)	1.25		0.76	697.8	23.38

2013	10.05	0.01	[1]	1.50	1.51	0.00	0.00	0.00	0.00	11.56	15.02	[2]	1.80		(0.55)	1.25		0.05	116.0	14.68

2012	8.30	(0.01)[1]		1.93	1.92	(0.17)	0.00	0.00	(0.17)	10.05	23.22	[2]	3.37		(2.12)	1.25		(0.14)	6.0	42.68

2011	10.00	(0.01)[1]		(1.69)	(1.70)	0.00	0.00	0.00	0.00	8.30	(17.00)[2]		3.83		(2.58)	1.25		(0.07)	4.3	45.86

R6 SHARES

Six Months Ended June 30,

2019	12.48	0.05	[1]	1.48	1.53	0.00	0.00	0.00	0.00	14.01	12.26	[3]	1.11	[4]	0.00	1.11	[4]	0.75 [4]	9.2	33.37	[3]

Year Ended December 31,

2018	15.38	0.10	[1]	(2.94)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.48	(18.47)		1.11		0.00	1.11		0.69	7.3	43.27

2017	10.99	0.07	[1]	4.39	4.46	(0.07)	0.00	(0.00)[6]	(0.07)	15.38	40.59		1.11		0.00	1.11		0.49	4.9	30.75

2016[5]	9.94	0.05	[1]	1.04	1.09	(0.04)	0.00	0.00	(0.04)	10.99	10.99	[3]	1.13	[4]	0.00	1.13	[4]	0.48 [4]	0.7	25.31

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.
[6]	Less than $0.01 per share.

52	See Notes to Financial Statements.

June 30, 2019	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:										Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Total expenses (%)		Less: Interest expense (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2019	19.77	(0.11)[2]	6.96	6.85	0.00	0.00	0.00	26.62	34.65	[4,6]	1.35	[8]	0.00	[11]	1.35	[8]	(0.20)[8]	1.15	[8]	(0.88)	87.1	6.26	[6]

Year Ended December 31,

2018	20.56	(0.21)[2]	(0.58)	(0.79)	0.00	0.00	0.00	19.77	(3.84)[4]		1.45		0.00	[11]	1.45		(0.30)	1.15		(0.94)	35.7	19.77

2017	13.75	(0.18)[2]	6.99	6.81	0.00	0.00	0.00	20.56	49.53	[4]	2.07		(0.01)		2.06		(0.70)	1.36		(1.01)	18.4	27.98

2016	13.91	(0.18)[2]	0.02 [10]	(0.16)	0.00	0.00	0.00	13.75	(1.15)[4]		3.86		0.00		3.86		(2.36)	1.50		(1.30)	5.0	21.48

2015	14.20	(0.11)[2]	(0.14)	(0.25)	(0.02)	(0.02)	(0.04)	13.91	(1.72)[4]		3.19		0.00		3.19		(1.69)	1.50		(0.75)	6.2	25.88

2014	13.51	0.02 [2]	0.67	0.69	0.00	(0.00)[3]	0.00	14.20	5.11	[4,5]	3.61		0.00		3.61		(2.11)	1.50		0.18	3.9	123.51

2013	10.41	(0.02)[2]	3.12	3.10	0.00	0.00	0.00	13.51	29.78	[4]	5.51		0.00		5.51		(4.01)	1.50		(0.20)	2.3	32.78

2012[1]	10.00	(0.02)[2]	0.43	0.41	0.00	0.00	0.00	10.41	4.10	[4,6]	8.35	[7,8]	0.00	[7,8]	8.35	[7,8]	(6.85)[7,8]	1.50	[7,8]	(0.38)[7,8]	1.5	24.64	[6]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2019	20.02	(0.08)[2]	7.06	6.98	0.00	0.00	0.00	27.00	34.87	[4,6]	1.09	[8]	0.00	[11]	1.09	[8]	(0.19)[8]	0.90	[8]	(0.62)	123.7	6.26	[6]

Year Ended December 31,

2018	20.77	(0.16)[2]	(0.59)	(0.75)	0.00	0.00	0.00	20.02	(3.61)[4]		1.18		0.00	[11]	1.18		(0.28)	0.90		(0.71)	49.2	19.77

2017	13.87	(0.14)[2]	7.04	6.90	0.00	0.00	0.00	20.77	49.75	[4]	1.70		(0.01)		1.69		(0.61)	1.08		(0.77)	24.8	27.98

2016	14.00	(0.14)[2]	0.01 [10]	(0.13)	0.00	0.00	0.00	13.87	(0.93)[4]		3.55		0.00		3.55		(2.30)	1.25		(1.06)	4.6	21.48

2015	14.28	(0.07)[2]	(0.15)	(0.22)	(0.04)	(0.02)	(0.06)	14.00	(1.51)[4]		2.89		0.00		2.89		(1.64)	1.25		(0.47)	5.3	25.88

2014	13.56	0.07 [2]	0.65	0.72	0.00	(0.00)[3]	0.00	14.28	5.32	[4,5]	2.92		0.00		2.92		(1.67)	1.25		0.48	4.1	123.51

2013	10.42	0.00 [2,3]	3.14	3.14	0.00	0.00	0.00	13.56	30.13	[4]	4.91		0.00		4.91		(3.66)	1.25		0.02	3.3	32.78

2012[1]	10.00	(0.02)[2]	0.44	0.42	0.00	0.00	0.00	10.42	4.20	[4,6]	7.33	[7,8]	0.00	[7,8]	7.33	[7,8]	(6.08)[7,8]	1.25	[7,8]	(0.30)[7,8]	1.6	24.64	[6]

R6 SHARES

Six Months Ended June 30,

2019	20.03	(0.08)[2]	7.06	6.98	0.00	0.00	0.00	27.01	34.85	[4,6]	1.08	[8]	0.00	[11]	1.08	[8]	(0.18)[8]	0.90	[8]	(0.63)	5.8	6.26	[6]

Year Ended December 31,

2018	20.79	(0.15)[2]	(0.61)	(0.76)	0.00	0.00	0.00	20.03	(3.66)[4]		1.16		0.00	[11]	1.16		(0.26)	0.90		(0.69)	4.3	19.77

2017	13.87	(0.14)[2]	7.06	6.92	0.00	0.00	0.00	20.79	49.89	[4]	1.69		(0.01)		1.68		(0.59)	1.09		(0.75)	0.4	27.98

2016[9]	14.37	(0.07)[2]	(0.43)	(0.50)	0.00	0.00	0.00	13.87	(3.48)[4,6]		4.11	[8]	0.00		4.11	[8]	(2.87)[8]	1.24	[8]	(1.52)[8]	0.1	21.48

[1]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]

The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

[6]	Not Annualized.
[7]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
[8]	Annualized.
[9]	For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.
[10]

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[11]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	53

Baron Select Funds	June 30, 2019

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:				Less distributions to shareholders from:						Ratio to Average Net Assets:							Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income ($)		Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (%)		Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2019	8.63	0.10	[2]	1.68	1.78	(0.07)	0.00	(0.07)	10.34	20.61	[3,4]	7.79	[5]	(6.74)[5]	1.05	[5]	1.96	[5]	0.8	29.21	[4]

Year Ended December 31,

2018[1]	10.00	0.14	[2]	(1.25)	(1.11)	(0.26)	0.00	(0.26)	8.63	(11.33)[3]		10.47		(9.42)	1.05		1.43		0.4	67.39

INSTITUTIONAL SHARES

Six Months Ended June 30,

2019	8.66	0.10	[2]	1.69	1.79	(0.07)	0.00	(0.07)	10.38	20.65	[3,4]	6.16	[5]	(5.36)[5]	0.80	[5]	2.08	[5]	2.5	29.21	[4]

Year Ended December 31,

2018[1]	10.00	0.16	[2]	(1.24)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.18		(6.38)	0.80		1.71		2.0	67.39

R6 SHARES

Six Months Ended June 30,

2019	8.66	0.10	[2]	1.70	1.80	(0.07)	0.00	(0.07)	10.39	20.77	[3,4]	5.75	[5]	(4.95)[5]	0.80	[5]	2.03	[5]	0.4	29.21	[4]

Year Ended December 31,

2018[1]	10.00	0.20	[2]	(1.28)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.05		(6.25)	0.80		2.07		0.4	67.39

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

54	See Notes to Financial Statements.

June 30, 2019	Baron Select Funds

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2019	9.51	(0.03)[2]	2.14	2.11	0.00	0.00	0.00	11.62	22.19	[3,4]	3.56	[5]	(2.46)[5]	1.10	[5]	(0.59)[5]	4.7	31.35	[4]

Period Ended December 31,

2018[1]	10.00	(0.04)[2]	(0.45)	(0.49)	0.00	0.00	0.00	9.51	(4.90)[3,4]		4.94	[5]	(3.84)[5]	1.10	[5]	(0.60)[5]	2.8	27.30	[4]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2019	9.53	(0.02)[2]	2.14	2.12	0.00	0.00	0.00	11.65	22.25	[3,4]	3.14	[5]	(2.29)[5]	0.85	[5]	(0.34)[5]	5.8	31.35	[4]

Period Ended December 31,

2018[1]	10.00	(0.02)[2]	(0.45)	(0.47)	0.00	0.00	0.00	9.53	(4.70)[3,4]		4.06	[5]	(3.21)[5]	0.85	[5]	(0.33)[5]	4.5	27.30	[4]

R6 SHARES

Six Months Ended June 30,

2019	9.52	(0.02)[2]	2.15	2.13	0.00	0.00	0.00	11.65	22.37	[3,4]	2.98	[5]	(2.13)[5]	0.85	[5]	(0.34)[5]	1.0	31.35	[4]

Period Ended December 31,

2018[1]	10.00	(0.02)[2]	(0.46)	(0.48)	0.00	0.00	0.00	9.52	(4.80)[3,4]		3.14	[5]	(2.29)[5]	0.85	[5]	(0.32)[5]	0.7	27.30	[4]

[1]	For the period April 30, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	55

Baron Select Funds	June 30, 2019

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2019 and held for the six months ended June 30, 2019.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20191

	Actual Total Return	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	25.41%	$1,000.00	$1,254.10		2.30%[2]	$12.85
Baron Partners Fund — Institutional Shares	25.56%	$1,000.00	$1,255.60		2.04%[2]	$11.41
Baron Partners Fund — R6 Shares	25.58%	$1,000.00	$1,255.80		2.04%[2]	$11.41
Baron Focused Growth Fund — Retail Shares	13.22%	$1,000.00	$1,132.20	[4]	1.36%[5]	$7.19
Baron Focused Growth Fund — Institutional Shares	13.37%	$1,000.00	$1,133.70	[4]	1.11%[5]	$5.87
Baron Focused Growth Fund — R6 Shares	13.30%	$1,000.00	$1,133.00	[4]	1.11%[5]	$5.87
Baron International Growth Fund — Retail Shares	19.74%	$1,000.00	$1,197.40	[4]	1.20%[5]	$6.54
Baron International Growth Fund — Institutional Shares	19.85%	$1,000.00	$1,198.50	[4]	0.95%[5]	$5.18
Baron International Growth Fund — R6 Shares	19.85%	$1,000.00	$1,198.50	[4]	0.95%[5]	$5.18
Baron Real Estate Fund — Retail Shares	23.98%	$1,000.00	$1,239.80		1.33%	$7.39
Baron Real Estate Fund — Institutional Shares	24.12%	$1,000.00	$1,241.20		1.08%	$6.00
Baron Real Estate Fund — R6 Shares	24.12%	$1.000.00	$1,241.20		1.07%	$5.95
Baron Emerging Markets Fund — Retail Shares	12.13%	$1,000.00	$1,121.30		1.36%	$7.15
Baron Emerging Markets Fund — Institutional Shares	12.27%	$1,000.00	$1,122.70		1.11%	$5.84
Baron Emerging Markets Fund — R6 Shares	12.26%	$1,000.00	$1,122.60		1.11%	$5.84
Baron Global Advantage Fund — Retail Shares	34.65%	$1,000.00	$1,346.50	[4]	1.15%[5]	$6.69
Baron Global Advantage Fund — Institutional Shares	34.87%	$1,000.00	$1,348.70	[4]	0.90%[5]	$5.24
Baron Global Advantage Fund — R6 Shares	34.85%	$1,000.00	$1,348.50	[4]	0.90%[5]	$5.24
Baron Real Estate Income Fund — Retail Shares	20.61%	$1,000.00	$1,206.10	[4]	1.05%[5]	$5.74
Baron Real Estate Income Fund — Institutional Shares	20.65%	$1,000.00	$1,206.50	[4]	0.80%[5]	$4.38
Baron Real Estate Income Fund — R6 Shares	20.77%	$1,000.00	$1,207.70	[4]	0.80%[5]	$4.38
Baron Health Care Fund — Retail Shares	22.19%	$1,000.00	$1,221.90	[4]	1.10%[5]	$6.06
Baron Health Care Fund — Institutional Shares	22.25%	$1,000.00	$1,222.50	[4]	0.85%[5]	$4.68
Baron Health Care Fund — R6 Shares	22.37%	$1,000.00	$1,223.70	[4]	0.85%[5]	$4.69

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2019, includes 1.33%, 1.07% and 1.07% for net operating expenses and 0.97%, 0.97% and 0.97% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

June 30, 2019	Baron Select Funds

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2019

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,013.39		2.30%[2]	$11.48
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,014.68		2.04%[2]	$10.19
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,014.68		2.04%[2]	$10.19
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.05	[4]	1.36%[5]	$6.80
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.29	[4]	1.11%[5]	$5.56
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.29	[4]	1.11%[5]	$5.56
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.84	[4]	1.20%[5]	$6.01
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.08	[4]	0.95%[5]	$4.76
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.20		1.33%	$6.66
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.44		1.08%	$5.41
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.49		1.07%	$5.36
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.05		1.36%	$6.80
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.29		1.11%	$5.56
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.29		1.11%	$5.56
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,019.09	[4]	1.15%[5]	$5.76
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,020.33	[4]	0.90%[5]	$4.51
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,020.33	[4]	0.90%[5]	$4.51
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.59	[4]	1.05%[5]	$5.26
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,020.83	[4]	0.80%[5]	$4.01
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,020.83	[4]	0.80%[5]	$4.01
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.34	[4]	1.10%[5]	$5.51
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.58	[4]	0.85%[5]	$4.26
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.58	[4]	0.85%[5]	$4.26

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2019, includes 1.33%, 1.07% and 1.07% for net operating expenses and 0.97%, 0.97% and 0.97% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	June 30, 2019

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 23, 2019 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, and Baron Health Care Fund (each, a “Fund” and collectively, the “Funds”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the investment advisory agreements for the Funds. Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from Broadridge, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreements for the Funds for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees considered the information provided, including their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•

The advisory fees, total expense ratios of the Funds and comparisons to similar funds managed by other advisers over comparable periods. They observed that, for most of the Funds, while the advisory fee was comparatively higher, the net operating expenses paid by the Funds (total expense ratio) were within the range of those of the funds in their respective peer groups; and

•	Additional services provided by the Adviser.

Based on the considerations as described above, the Board concluded that the nature, extent and quality of the services the Adviser provides to each Fund, including performance consistent with its investing principles as discussed below, supported approval of the investment advisory agreement for each Fund.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with representatives of Broadridge. The Board considered for each Fund, among other information, Broadridge’s comparisons of the expense ratio and contractual advisory fee with those of peer group (comparable) funds selected by Broadridge and Morningstar category medians. The Board also considered, among other performance information, Broadridge’s comparisons of each Fund’s annualized total return and related risk metrics over one-, three- and five-year periods, where applicable, against peer group funds and Morningstar category medians. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, irrespective of fund flows.

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds.

The Board concluded that the advisory fee for each Fund was supportable in light of the services provided as discussed at this meeting.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund’s advisory fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets and noting the small size of certain Funds and the significant fluctuation in assets in recent years. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to consider the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Funds.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of each Fund’s investment advisory agreement.

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JUNE 19

June 30, 2019

Baron Funds

Baron WealthBuilder Fund

Semi-Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find unaudited financial statements for Baron WealthBuilder Fund® (the “Fund”) for the six months ended June 30, 2019. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer August 29, 2019	Linda S. Martinson Chairman, President and Chief Operating Officer August 29, 2019	Peggy Wong Treasurer and Chief Financial Officer August 29, 2019

This Semi-Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, and Baron Health Care Fund, or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Baron Funds (“Baron”) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Baron website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Baron or your financial intermediary electronically by contacting your financial intermediary or going to icsdelivery.com/baronfunds.

You may elect to receive all future reports in paper free of charge. You can inform Baron or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included on the envelope or slip inserted with this disclosure. Your election to receive reports in paper will apply to all funds held with Baron or your financial intermediary.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund	June 30, 2019

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in Baron Funds. Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron mutual funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired funds).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for Institutional Shares and TA Shares (available directly through Baron Funds). Retail Shares operating expenses are capped at 30 bps per year. Portfolio transaction costs, interest, dividend, acquired fund fees and expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of June 30, 2019, the five largest Baron mutual funds represented 68.8% of Baron WealthBuilder Fund’s net assets.

Ronald Baron, CEO and CIO of Baron Capital is the portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the assistant portfolio manager.

2

June 30, 2019 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2019
	Six Months*	One Year	Since Inception (December 29, 2017)
Baron WealthBuilder Fund — Retail Shares[1,2]	25.72%	9.36%	11.32%
Baron WealthBuilder Fund — TA Shares[1,2]	25.78%	9.64%	11.51%
Baron WealthBuilder Fund — Institutional Shares[1,2]	25.78%	9.64%	11.51%
S&P 500 Index[1]	18.54%	10.42%	8.71%
MSCI ACWI Index Net[1]	16.23%	5.74%	3.49%

*	Not Annualized.

[1]

The indexes are unmanaged. The index performance is not Fund performance; one cannot invest directly into an index. The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The MSCI ACWI Index is an unmanaged, free float-adjusted market capitalization weighted index reflected in U.S. dollars that measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The Indexes and Baron WealthBuilder Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract expiring on August 29, 2030, unless renewed for another 11-year term, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expense are not subject to the operating expense limitation) to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of Institutional shares and 0.05% of average daily net assets of TA shares, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	June 30, 2019

COUNTRY EXPOSURES AS OF JUNE 30, 2019

Percent of Total Investments
United States	85.3%
China	3.2%
Israel	1.5%
United Kingdom	1.5%
India	1.3%
Brazil	1.2%
Netherlands	1.0%
South Africa	0.6%
Sweden	0.5%
Canada	0.4%
Other	3.5%

100.0%

SECTOR EXPOSURES AS OF JUNE 30, 2019†

(as a percent of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2019, Baron WealthBuilder Fund1 increased 25.72%, outperforming the S&P 500 Index, which increased 18.54%, and the MSCI ACWI Index, which rose 16.23%.

Baron WealthBuilder Fund is a non-diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small-to-mid-cap, mid-cap, large-cap, all-cap stocks; and sector stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

After a rough end to 2018, equities reversed course in the first six months of 2019, as the market shrugged off concerns of a global macro slowdown along with mixed signals from the U.S. economy, and investors started pricing in the more dovish interest rate stance telegraphed by the Federal Reserve, which indicated there was a growing probability for rate cuts throughout the second half of the year. Although volatility did increase toward the end of the period, the market maintained the solid momentum it showed earlier in the year, and several major indexes hit record highs.

On a country basis, the United States, China, and Brazil contributed the most to performance; no country materially detracted.

On a sector basis, Information Technology, Industrials, and Health Care contributed the most to performance; no sector detracted.

Baron Asset Fund contributed the most to performance; no Fund detracted in the period.

While we believe the U.S. Federal Reserve’s policy shift to a more accommodative stance coupled with what appears to be easing trade tensions with China bodes well for many of our investments, we remain focused on the long term. We remain confident that our forward-looking and bottom-up fundamental approach positions us to discover exciting long-term investment opportunities regardless of the market environment.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

4

June 30, 2019	Baron WealthBuilder Fund

STATEMENT OF NET ASSETS (Unaudited)

JUNE 30, 2019

Shares		Cost	Value
Affiliated Mutual Funds (103.47%)

Small Cap Funds (34.30%)
212,438	Baron Discovery Fund — Institutional Shares	$4,384,298	$4,393,213
170,837	Baron Growth Fund — Institutional Shares	12,629,051	14,053,019
438,601	Baron Small Cap Fund — Institutional Shares	13,426,363	14,144,878

Total Small Cap Funds		30,439,712	32,591,110

Small to Mid Cap Funds (4.10%)
212,658	Baron Focused Growth Fund — Institutional Shares	3,696,569	3,893,762

Mid Cap Funds (16.83%)
182,288	Baron Asset Fund — Institutional Shares	13,839,299	15,997,568

Large Cap Funds (7.56%)
87,621	Baron Durable Advantage Fund — Institutional Shares	927,383	1,004,133
185,900	Baron Fifth Avenue Growth Fund — Institutional Shares	5,377,199	6,179,302

Total Large Cap Funds		6,304,582	7,183,435

All Cap Funds (22.26%)
275,066	Baron Opportunity Fund — Institutional Shares	5,714,456	6,461,296
239,526	Baron Partners Fund — Institutional Shares	13,023,776	14,694,915

Total All Cap Funds		18,738,232	21,156,211

International Funds (13.10%)
370,316	Baron Emerging Markets Fund — Institutional Shares	4,879,934	5,184,423
158,007	Baron Global Advantage Fund — Institutional Shares	3,565,476	4,264,613
129,585	Baron International Growth Fund — Institutional Shares	2,931,090	2,996,007

Total International Funds		11,376,500	12,445,043

Specialty Funds (5.32%)
56,078	Baron Health Care Fund — Institutional Shares	588,360	653,304
168,011	Baron Real Estate Fund — Institutional Shares	4,447,364	4,400,195

Total Specialty Funds		5,035,724	5,053,499

Total Affiliated Investments (103.47%)		$89,430,618	98,320,628

Liabilities Less Cash and Other Assets (-3.47%)			(3,295,377)

Net Assets			$95,025,251

Retail Shares (Equivalent to $11.73 per share based on 290,107 shares outstanding)			$3,402,717

TA Shares (Equivalent to $11.76 per share based on 1,128,001 shares outstanding)			$13,269,823

Institutional Shares (Equivalent to $11.76 per share based on 6,662,486 shares outstanding)			$78,352,711

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	June 30, 2019

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2019

Assets:
Investments in Affiliated Mutual Funds, at value*	$98,320,628
Cash	66,259
Receivable for shares sold	13,662
Prepaid expenses	735

98,401,284

Liabilities:
Payable for borrowings against line of credit	3,300,000
Distribution fees payable (Note 4)	913
Accrued expenses and other payables	75,120

3,376,033

Net Assets	$95,025,251

Net Assets consist of:
Paid-in capital	$84,442,068
Distributable earnings/(losses)	10,583,183

Net Assets	$95,025,251

Retail Shares:
Net Assets	$3,402,717
Shares Outstanding ($0.01 par value; indefinite shares authorized)	290,107

Net Asset Value and Offering Price Per Share	$11.73

TA Shares:
Net Assets	$13,269,823
Shares Outstanding ($0.01 par value; indefinite shares authorized)	1,128,001

Net Asset Value and Offering Price Per Share	$11.76

Institutional Shares:
Net Assets	$78,352,711
Shares Outstanding ($0.01 par value; indefinite shares authorized)	6,662,486

Net Asset Value and Offering Price Per Share	$11.76

*Investments in Affiliated Mutual Funds, at cost	$89,430,618

6	See Notes to Financial Statements.

June 30, 2019	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS (Unaudited)

JUNE 30, 2019

For the Six Months Ended June 30, 2019
Investment income:
Expenses:
Registration and filing fees	$32,609
Custodian and fund accounting fees	26,608
Administration fees	14,813
Distribution fees — Retail Shares (Note 4)	3,526
Trustee fees and expenses	3,082
Professional fees	2,424
Shareholder servicing agent fees and expenses — Retail Shares	110
Shareholder servicing agent fees and expenses — TA Shares	287
Shareholder servicing agent fees and expenses — Institutional Shares	1,595
Insurance expense	466
Line of credit fees	403
Reports to shareholders	110
Miscellaneous expenses	4,181

Total operating expenses	90,214

Interest expense on borrowings	13,445

Total expenses	103,659
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(1,566)
Reimbursement of expenses by Adviser — TA Shares (Note 4)	(6,562)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(51,880)

Net expenses	43,651

Net investment income (loss)	(43,651)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on Affiliated Mutual Funds	(2,128,143)
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	25,385,091

Net gain (loss) on investments	23,256,948

Net increase (decrease) in net assets resulting from operations	$23,213,297

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	June 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(43,651)	$46,897
Net realized gain (loss) on Affiliated Mutual Funds sold	(2,128,143)	3,948,554
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	25,385,091	(16,495,081)

Increase (decrease) in net assets resulting from operations	23,213,297	(12,499,630)

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	(2,877)
Distributable earnings — TA Shares	—	(12,405)
Distributable earnings — Institutional Shares	—	(115,202)

Decrease in net assets from distributions to shareholders	—	(130,484)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	1,627,230	3,144,063
Proceeds from the sale of shares — TA Shares	1,155,538	10,573,045
Proceeds from the sale of shares — Institutional Shares	5,599,295	90,838,603
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	2,860
Net asset value of shares issued in reinvestment of distributions — TA Shares	—	12,338
Net asset value of shares issues in reinvestment of distribution — Institutional Shares	—	114,741
Cost of shares redeemed — Retail Shares	(929,831)	(809,302)
Cost of shares redeemed — TA Shares	(233,490)	(803,316)
Cost of shares redeemed — Institutional Shares	(30,255,445)	(38,595)

Increase (decrease) in net assets derived from capital share transactions	(23,036,703)	103,034,437

Net increase (decrease) in net assets	176,594	90,404,323

Net Assets:
Beginning of period	94,848,657	4,444,334

End of period	$95,025,251	$94,848,657

Capital share transactions — Retail Shares
Shares sold	150,246	295,564
Shares issued in reinvestment of distributions	—	282
Shares redeemed	(82,453)	(76,836)

Net increase (decrease)	67,793	219,010

Capital share transactions TA Shares
Shares sold	109,184	1,020,035
Shares issued in reinvestment of distributions	—	1,214
Shares redeemed	(22,102)	(80,334)

Net increase (decrease)	87,082	940,915

Capital share transactions — Institutional Shares
Shares sold	508,019	8,535,421
Shares issued in reinvestment of distributions	—	11,294
Shares redeemed	(2,729,744)	(3,631)

Net increase (decrease)	(2,221,725)	8,543,084

8	See Notes to Financial Statements.

June 30, 2019	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers nine series. This report covers only the Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a non-diversified fund because it invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. However, included in the Underlying Funds are diversified funds (with the exception of Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund, and Baron Health Care Fund). The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.baronfunds.com.

The Fund offers Retail Shares, TA Shares, and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee or make revenue sharing payments, to include payments to sub-transfer agency or record-keeping services. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statement of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available, or intrinsic value, which is calculated as the price of the common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides model prices derived by applying daily fair value factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an evaluated price, securities are valued based on their most recent closing prices and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

9

Baron WealthBuilder Fund	June 30, 2019

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Securities Transactions, Investment Income and Expenses.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions as realized gains. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

c) Repurchase Agreements.  The Fund may invest in repurchase agreements, which are short term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not own any repurchase agreements at June 30, 2019.

d) Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

e) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss and wash sale losses deferred.

f) Commitments and Contingencies.  In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

g) Cash and Cash Equivalents.  The Fund considers all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

h) Diversification and Concentration of Underlying Funds.  Certain of the Underlying Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of an Underlying Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2019 were as follows:

Fund	Purchases	Sales
Baron WealthBuilder Fund	$6,176,973	$25,932,224

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its net annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of TA Shares and 0.05% of average daily net assets of Institutional Shares.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

c) Trustee Fees.  Certain Trustees of the Fund may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Fund’s Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Fund. None of the Fund’s officers received compensation from the Fund for their services as an officer.

d) Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron WealthBuilder Fund, together with other funds in Baron Select Funds (except Baron Partners Fund) and Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $100 million or the

10

June 30, 2019	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

5. LINE OF CREDIT (Continued)

maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $100 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Effective Rate or the one month LIBOR Rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the six months ended June 30, 2019, Baron WealthBuilder Fund had borrowings under the line of credit and incurred interest expense of $13,445. For the 38 days during which there were borrowings, Baron WealthBuilder Fund had an average daily balance on the line of credit of $3.7 million at a weighted average interest rate of 3.46%. At June 30, 2019, Baron WealthBuilder Fund had an outstanding balance in the amount of $3,300,000.

6. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2019, the components of net assets on a tax basis were as follows:

Cost of investments	$89,430,618

Gross tax unrealized appreciation	8,937,178
Gross tax unrealized depreciation	(47,168)

Net tax unrealized appreciation (depreciation)	8,890,010
Accumulated net investment income (loss)	3,246
Accumulated net realized gain (loss)	1,689,927
Paid-in capital	84,442,068

Net Assets	$95,025,251

The Tax Character of distributions paid during the six months ended June 30, 2019 and for the year ended December 31, 2018 was as follows:

Six Months Ended June 30, 2019			Year Ended December 31, 2018

Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
$—	$—	$—	$—	$130,484	$—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

11

Baron WealthBuilder Fund	June 30, 2019

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

The Fund follows the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year and prior year, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At December 31, 2018, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current year and prior year) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of June 30, 2019 the officers, trustees and portfolio managers owned, directly or indirectly, 14.48% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests primarily in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2018	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at June 30, 2019	Value at June 30, 2019	% of Net Assets at June 30, 2019
“Affiliated” Company as of June 30, 2019:
Baron Asset Fund, Institutional Shares	$14,241,715	$710,403	$3,439,850	$4,553,205	$(67,905)	$—	$—	182,288	$15,997,568	16.83%
Baron Discovery Fund, Institutional Shares	3,666,454	488,059	526,519	885,409	(120,190)	—	—	212,438	4,393,213	4.62%
Baron Durable Advantage Fund, Institutional Shares	906,382	47,356	160,000	210,580	(185)	—	—	87,621	1,004,133	1.06%
Baron Emerging Markets Fund, Institutional Shares	11,615,571	460,757	7,794,117	1,592,467	(690,256)	—	—	370,316	5,184,422	5.46%
Baron Fifth Avenue Growth Fund, Institutional Shares	5,059,245	236,802	456,705	1,345,303	(5,343)	—	—	185,900	6,179,302	6.50%
Baron Focused Growth Fund, Institutional Shares	3,646,119	349,984	577,215	524,372	(49,498)	—	—	212,658	3,893,762	4.10%
Baron Global Advantage Fund, Institutional Shares	2,874,138	450,108	93,911	1,036,170	(1,892)	—	—	158,007	4,264,613	4.49%
Baron Growth Fund, Institutional Shares	12,850,792	639,363	3,225,889	4,042,823	(254,070)	—	—	170,837	14,053,019	14.79%
Baron Health Care Fund, Institutional Shares	303,932	291,489	33,304	92,087	(900)	—	—	56,078	653,304	0.69%
Baron International Growth Fund, Institutional Shares	3,921,185	202,916	1,837,215	867,912	(158,791)	—	—	129,585	2,996,007	3.15%
Baron Opportunity Fund, Institutional Shares	5,465,449	555,321	1,120,474	1,595,955	(34,955)	—	—	275,066	6,461,296	6.80%
Baron Partners Fund, Institutional Shares	13,789,365	763,920	3,239,557	3,632,879	(251,691)	—	—	239,526	14,694,916	15.46%
Baron Real Estate Fund, Institutional Shares	4,053,338	296,213	911,867	1,090,203	(127,692)	—	—	168,011	4,400,195	4.63%
Baron Small Cap Fund, Institutional Shares	12,425,246	684,282	2,515,601	3,915,726	(364,775)	—	—	438,601	14,144,878	14.89%

	$94,818,931	$6,176,973	$25,932,224	$25,385,091	$(2,128,143)	$—	$—		$98,320,628

12

June 30, 2019	Baron WealthBuilder Fund

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:									Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of period ($)	Total return (%)		Total expenses (%)		Less: Interest expense (%)	Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of period ($)	Portfolio turnover rate (%)

RETAIL SHARES

Six Months Ended June 30,

2019	9.33	(0.02)[2]	2.42	2.40	0.00	0.00	0.00	11.73	25.72	[4,7]	0.44	[6]	(0.03)[6]	0.41	[6]	(0.11)[6]	0.30	[6]	(0.33)[6]	3.4	5.85	[7]

Year Ended December 31,

2018	10.00	(0.01)[2]	(0.65)	(0.66)	0.00	(0.01)	(0.01)	9.33	(6.58)[4]		0.90		0.00	0.90		(0.60)	0.30		(0.13)	2.1	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.59	[5,6]	0.00	0.59	[5,6]	(0.29)[5,6]	0.30	[5,6]	(0.30)[5,6]	0.0	0.00	[7]

TA SHARES

Six Months Ended June 30,

2018	9.35	(0.00)[2,3]	2.41	2.41	0.00	0.00	0.00	11.76	25.78	[4,7]	0.19	[6]	(0.03)[6]	0.16	[6]	(0.11)[6]	0.05	[6]	(0.08)[6]	13.3	5.85	[7]

Year Ended December 31,

2018	10.00	0.01 [2]	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.59		0.00	0.59		(0.54)	0.05		0.05	9.7	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	3.4	0.00	[7]

INSTITUTIONAL SHARES

Six Months Ended June 30,

2018	9.35	(0.00)[2,3]	2.41	2.41	0.00	0.00	0.00	11.76	25.78	[4,7]	0.19	[6]	(0.03)[6]	0.16	[6]	(0.11)[6]	0.05	[6]	(007)[6]	78.3	5.85	[7]

Year Ended December 31,

2018	10.00	0.01 [2]	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[4]		0.49		0.00	0.49		(0.44)	0.05		0.12	83.0	1.24

2017[1]	10.00	(0.00)[2,3]	0.00	(0.00)[3]	0.00	0.00	0.00	10.00	0.00	[4,7]	0.34	[5,6]	0.00	0.34	[5,6]	(0.29)[5,6]	0.05	[5,6]	(0.05)[5,6]	1.0	0.00	[7]

[1]	For the period December 29, 2017 (commencement of operations) to December 31, 2017.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2017.
[6]	Annualized.
[7]	Not Annualized

See Notes to Financial Statements.	13

Baron WealthBuilder Fund	June 30, 2019

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2019 and held for the six months ended June 30, 2019.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20191

	Actual Total Return	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019		Annualized Expense Ratio		Expenses Paid During the Period[3]
Baron WealthBuilder Fund — Retail Shares	25.72%	$1,000.00	$1,257.20	[4]	0.33	[2,5]	$1.85
Baron WealthBuilder Fund — TA Shares	25.78%	$1,000.00	$1,257.80	[4]	0.08	[2,5]	$0.45
Baron WealthBuilder Fund — Institutional Shares	25.78%	$1,000.00	$1,257.80	[4]	0.08	[2,5]	$0.45

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2019

	Hypothetical Annualized Total Return	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019		Annualized Expense Ratio		Expenses Paid During the Period[3]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.16	[4]	0.33	[2,5]	$1.66
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.40	[4]	0.08	[2,5]	$0.40
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.40	[4]	0.08	[2,5]	$0.40

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron WealthBuilder Fund for the six months ended June 30, 2019, includes 0.30%, 0.05% and 0.05% for net operating expenses and 0.03%, 0.03% and 0.03% for interest expense for the Retail, TA and Institutional Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

14

June 30, 2019	Baron WealthBuilder Fund

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BARON WEALTHBUILDER FUND BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 23, 2019 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for Baron WealthBuilder Fund (the “Fund”). The members of the Board who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the investment advisory agreement for the Fund. Representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from Broadridge, and were advised by independent legal counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the investment advisory agreements for the Fund for an additional one-year period.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees considered the information provided, including their experience and knowledge gained from their service as Trustees and their experience generally, including the following, which they had considered in past years and remained, in their thinking, material to their consideration:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, extent and quality of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Fund’s custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Fund and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the historical performance of the Fund as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•

The advisory fees, total expense ratios of the Fund and comparisons to similar funds managed by other advisers over comparable periods. They observed that while the advisory fee was comparatively higher, the net operating expenses paid by the Fund (total expense ratio) were within the range of those of the funds in its respective peer group; and

•	Additional services provided by the Adviser.

Based on the considerations as described above, the Board concluded that the nature, extent and quality of the services the Adviser provides to the Fund, including performance consistent with its investing principles as discussed below, supported approval of the investment advisory agreement for the Fund.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

As part of its consideration of the investment performance of the Fund and the Adviser, the Board took into account the analyses performed by and discussed with representatives of Broadridge. The Board considered, among other information, Broadridge’s comparisons of the expense ratio and contractual advisory fee with those of peer group (comparable) funds selected by Broadridge and Morningstar category medians. The Board also considered, among other performance information, Broadridge’s comparisons of the Fund’s annualized total return and related risk metrics over one-, three- and five-year periods, where applicable, against peer group funds and Morningstar category medians. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that the Fund’s performance remained consistent with expectations for the Adviser’s investment style, in light of recent market conditions.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Fund, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Fund. The Board also considered a profitability analysis prepared by the Adviser and discussed with the representatives of the Adviser that the Adviser has continued to invest in quality personnel, systems and facilities, and otherwise continued to invest in its business, irrespective of fund flows.

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board considered the costs of portfolio management, including the types of investments made for the Fund, the personnel and systems necessary for implementation of investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Fund.

The Board concluded that the advisory fee for the Fund was supportable in light of the services provided as discussed at this meeting.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which the Fund’s advisory fee reflected economies of scale for the benefit of Fund shareholders, appreciating that the economies of scale analysis is predicated on generally predictable increasing assets. The Board considered that small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business. The Board members reiterated their intention to continue to consider the extent of economies of scale, asset growth and the Adviser’s plans to invest further to support the Fund.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the continuance of the Fund’s investment advisory agreement.

15

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

JUNE 19

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: September 5, 2019

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: September 5, 2019